Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period March 1, 2013 through March 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	May 15, 2013.
Ian T. Blackley	Date

Senior Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, have not yet been reflected in the financial statements presented herein. The books and records for December 2012 will be revised in the future to reflect such annual allocation, which will affect the balance sheet as of March 31, 2013 presented herein.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period March 1, 2013 through March 31, 2013

(in thousands of dollars)

Beginning Cash Balance	$543,883

Cash Receipts:
Vessel Related Receipts	97,016
Other Receipts[1]	2,909
Total Receipts	99,925

Cash Disbursements:
Vessel Related Disbursements[2]	72,779
General and Administrative:
Compensation & Benefits	4,064
Other General & Administrative	4,572
Taxes	539
Restructuring Costs and Adequate Protection Payments	5,110
U.S. Trustee Fees	-
Other Disbursements	126
Total Disbursements	87,190

Ending Cash Balance	$556,618

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,274,392
2	OSG International, Inc.	12-20001	1,551,122
3	OSG Bulk Ships, Inc.	12-20002	835,262
4	1372 Tanker Corporation	12-20003	843,461
5	Africa Tanker Corporation	12-20004	81,306
6	Alcesmar Limited	12-20005	282,287
7	Alcmar Limited	12-20006	286,454
8	Alpha Suezmax Corporation	12-20007	(6,731)
9	Alpha Tanker Corporation	12-20008	137
10	Amalia Product Corporation	12-20009	137,237
11	Ambermar Product Carrier Corporation	12-20010	351,969
12	Ambermar Tanker Corporation	12-20011	447
13	Andromar Limited	12-20012	207,643
14	Antigmar Limited	12-20013	434,389
15	Aqua Tanker Corporation	12-20014	1,863
16	Aquarius Tanker Corporation	12-20015	958,268
17	Ariadmar Limited	12-20016	233,061
18	Aspro Tanker Corporation	12-20017	535
19	Atalmar Limited	12-20018	300,143
20	Athens Product Tanker Corporation	12-20019	209,381
21	Atlas Chartering Corporation	12-20020	593,628
22	Aurora Shipping Corporation	12-20021	525,365
23	Avila Tanker Corporation	12-20022	494
24	Batangas Tanker Corporation	12-20023	107,029
25	Beta Aframax Corporation	12-20024	85,987

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	81,282
27	Cabo Hellas Limited	12-20026	237,226
28	Cabo Sounion Limited	12-20027	191,221
29	Caribbean Tanker Corporation	12-20028	4,995
30	Carina Tanker Corporation	12-20029	437,631
31	Carl Product Corporation	12-20030	57,906
32	Concept Tanker Corporation	12-20031	485,236
33	Crown Tanker Corporation	12-20032	103
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	331,612
36	DHT Ania Aframax Corp.	12-20035	477
37	DHT Ann VLCC Corp.	12-20036	10,421
38	DHT Cathy Aframax Corp.	12-20037	31,294
39	DHT Chris VLCC Corp.	12-20038	8,373
40	DHT Rebecca Aframax Corp.	12-20039	723
41	DHT Regal Unity VLCC Corp.	12-20040	5,098
42	DHT Sophie Aframax Corp.	12-20041	3,943
43	Dignity Chartering Corporation	12-20042	(15,217)
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	248,811
46	Epsilon Aframax Corporation	12-20045	260,854
47	First Chemical Carrier Corporation	12-20046	449,335
48	First LPG Tanker Corporation	12-20047	2,278
49	First Union Tanker Corporation	12-20048	410,072
50	Fourth Aframax Tanker Corporation	12-20049	4,793

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	476,511
52	Goldmar Limited	12-20051	167,954
53	GPC Aframax Corporation	12-20052	732,763
54	Grace Chartering Corporation	12-20053	118,502
55	International Seaways, Inc.	12-20054	2,644,078
56	Jademar Limited	12-20055	248,226
57	Joyce Car Carrier Corporation	12-20056	10,076
58	Juneau Tanker Corporation	12-20057	2,935
59	Kimolos Tanker Corporation	12-20058	470,758
60	Kythnos Chartering Corporation	12-20059	892,314
61	Leo Tanker Corporation	12-20060	1,447,818
62	Leyte Product Tanker Corporation	12-20061	1,084,484
63	Limar Charter Corporation	12-20062	183,848
64	Luxmar Product Tanker Corporation	12-20063	1,189,364
65	Luxmar Tanker LLC	12-20064	76,734
66	Majestic Tankers Corporation	12-20065	651,960
67	Maple Tanker Corporation	12-20066	560,190
68	Maremar Product Tanker Corporation	12-20067	(1,136,746)
69	Maremar Tanker LLC	12-20068	882,320
70	Marilyn Vessel Corporation	12-20069	153
71	Maritrans General Partner Inc.	12-20070	86
72	Maritrans Operating Company L.P.	12-20071	8,635
73	Milos Product Tanker Corporation	12-20072	444,708
74	Mindanao Tanker Corporation	12-20073	10,109,354
75	Mykonos Tanker LLC	12-20074	1,231,475

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	99,763
77	Oak Tanker Corporation	12-20076	478,790
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	619,485
80	OSG 192 LLC	12-20079	694,019
81	OSG 209 LLC	12-20080	121,458
82	OSG 214 LLC	12-20081	106,616
83	OSG 215 Corporation	12-20082	40
84	OSG 242 LLC	12-20083	66,171
85	OSG 243 LLC	12-20084	395,756
86	OSG 244 LLC	12-20085	41,029
87	OSG 252 LLC	12-20086	46,759
88	OSG 254 LLC	12-20087	169,426
89	OSG 300 LLC	12-20088	13
90	OSG 400 LLC	12-20089	4,707
91	OSG America L.P.	12-20090	13
92	OSG America LLC	12-20091	74
93	OSG America Operating Company LLC	12-20092	369,737
94	OSG Car Carriers, Inc.	12-20093	2,219
95	OSG Clean Products International, Inc.	12-20094	16
96	OSG Columbia LLC	12-20095	207,129
97	OSG Constitution LLC	12-20096	910
98	OSG Courageous LLC	12-20097	190,736
99	OSG Delaware Bay Lightering LLC	12-20098	2,058,807
100	OSG Discovery LLC	12-20099	294

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	70
102	OSG Endurance LLC	12-20101	191,442
103	OSG Enterprise LLC	12-20102	201,718
104	OSG Financial Corp.	12-20103	3,265
105	OSG Freedom LLC	12-20104	11,497
106	OSG Honour LLC	12-20105	220,608
107	OSG Independence LLC	12-20106	246,842
108	OSG Intrepid LLC	12-20107	246,965
109	OSG Liberty LLC	12-20108	3,266
110	OSG Lightering LLC	12-20109	3,751,559
111	OSG Lightering Acquisition Corporation	12-20110	644
112	OSG Lightering Solutions LLC	12-20111	1,105
113	OSG Mariner LLC	12-20112	70
114	OSG Maritrans Parent LLC	12-20113	36,179
115	OSG Navigator LLC	12-20114	192,377
116	OSG New York, Inc.	12-20115	924,922
117	OSG Product Tankers AVTC, LLC	12-20116	20
118	OSG Product Tankers Member LLC	12-20117	0
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	3
122	OSG Quest LLC	12-20121	45
123	OSG Seafarer LLC	12-20122	221
124	OSG Ship Management, Inc.	12-20123	5,763,978
125	OSG Valour LLC	12-20124	360

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,331,015
128	Overseas Boston LLC	12-20127	1,336,795
129	Overseas Diligence LLC	12-20128	129
130	Overseas Galena Bay LLC	12-20129	855
131	Overseas Houston LLC	12-20130	1,115,966
132	Overseas Integrity LLC	12-20131	345
133	Overseas Long Beach LLC	12-20132	1,175,094
134	Overseas Los Angeles LLC	12-20133	1,139,112
135	Overseas Martinez LLC	12-20134	1,300,710
136	Overseas New Orleans LLC	12-20135	713
137	Overseas New York LLC	12-20136	1,970,883
138	Overseas Nikiski LLC	12-20137	1,385,802
139	Overseas Perseverance Corporation	12-20138	122
140	Overseas Philadelphia LLC	12-20139	293
141	Overseas Puget Sound LLC	12-20140	2,763
142	Overseas Sea Swift Corporation	12-20141	3
143	Overseas Shipping (GR) Ltd.	12-20142	180,909
144	Overseas ST Holding LLC	12-20143	1,102,921
145	Overseas Tampa LLC	12-20144	1,259,836
146	Overseas Texas City LLC	12-20145	1,160,862
147	Pearlmar Limited	12-20146	257,094
148	Petromar Limited	12-20147	814,202
149	Pisces Tanker Corporation	12-20148	1,093,087
150	Polaris Tanker Corporation	12-20149	759,614

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	46,218
152	Reymar Limited	12-20151	297,575
153	Rich Tanker Corporation	12-20152	574,342
154	Rimar Chartering Corporation	12-20153	73,543
155	Rosalyn Tanker Corporation	12-20154	1,069,449
156	Rosemar Limited	12-20155	172,829
157	Rubymar Limited	12-20156	33,248
158	Sakura Transport Corp.	12-20157	383,733
159	Samar Product Tanker Corporation	12-20158	203,933
160	Santorini Tanker LLC	12-20159	745,905
161	Serifos Tanker Corporation	12-20160	92,329
162	Seventh Aframax Tanker Corporation	12-20161	213,185
163	Shirley Tanker SRL	12-20162	489,511
164	Sifnos Tanker Corporation	12-20163	371,131
165	Silvermar Limited	12-20164	272,876
166	Sixth Aframax Tanker Corporation	12-20165	354,176
167	Skopelos Product Tanker Corporation	12-20166	686,982
168	Star Chartering Corporation	12-20167	450,173
169	Suezmax International Agencies, Inc.	12-20168	2,325,934
170	Talara Chartering Corporation	12-20169	74,013
171	Third United Shipping Corporation	12-20170	16,924
172	Tokyo Transport Corp.	12-20171	355,013
173	Transbulk Carriers, Inc.	12-20172	81
174	Troy Chartering Corporation	12-20173	5,699
175	Troy Product Corporation	12-20174	18,854

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2013 through March 31, 2013

176	Urban Tanker Corporation	12-20175	460,727
177	Vega Tanker Corporation	12-20176	1,185
178	View Tanker Corporation	12-20177	453,978
179	Vivian Tankships Corporation	12-20178	5,732
180	Vulpecula Chartering Corporation	12-20179	1,013,292
181	Wind Aframax Tanker Corporation	12-20180	10

		Total Disbursements	$81,164,930

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. Prior period credit adjustments applied against vendor payments that have been allocated to a specific debtor and corrections to prior period allocations may and have resulted in negative cash disbursement amounts for certain debtors. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period March 1, 2013 through March 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$602,829	$8,674	$611,503	$602,829	$8,674	$611,503
Bowman Gilfillan, Inc.	-	-	-	-	-	-
Burke & Parsons	46,846	2,821	49,667	72,606	3,139	75,745
Chilmark Partners, LLC	-	-	-	-	-	-
Cleary Gottlieb Steen & Hamilton LLP	1,568,657	25,585	1,594,241	1,568,657	25,585	1,594,241
Deloitte Tax LLP	-	-	-	-	-	-
Eversheds LLP	-	-	-	-	-	-
FTI Consulting, Inc.	148,106	93	148,199	148,106	93	148,199
Houlihan Lokey Capital, Inc.	284,667	3,116	287,782	284,667	3,116	287,782
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	-	-	-	-	-	-
Morris, Nichols, Arsht & Tunnell LLP	-	12,088	12,088	-	12,088	12,088
Mullin Hoard & Brown LLP	-	-	-	-	-	-
Pepper Hamilton LLP	46,821	3,861	50,682	46,821	3,861	50,682
Pricewaterhouse Coopers LLP	-	-	-	-	-	-
						-
Total Professional Fees and Expenses	$2,697,925	$56,238	$2,754,163	$2,723,685	$56,556	$2,780,241

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period March 1, 2013 through March 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period March 1, 2013 through March 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods March 1, 2013 through March 31, 2013, and

November 14, 2012 through March 31, 2013

(in thousands of dollars)

	March 1, 2013 through March 31, 2013	November 14, 2012 through March 31, 2013

Shipping Revenues:

Pool revenues	$17,417	$83,133
Time and bareboat charter revenues	27,885	127,875
Voyage charter revenues	35,105	173,582
	80,407	384,590
Operating Expenses:
Voyage expenses	17,159	86,984
Vessel expenses	22,687	104,102
Charter hire expenses	19,974	109,224
Depreciation and amortization	16,958	74,990
General and administrative	8,121	27,679
(Gain)/loss on disposal of vessels	(12)	1,086
Total Operating Expenses	84,887	404,065
Income/(Loss) from Vessel Operations	(4,480)	(19,475)
Equity in Income/(Loss) of Affiliated Companies	3,824	17,283
Operating Income/(Loss)	(656)	(2,192)
Other Income/(expense)	(56)	3
Income/(loss) before Interest Expense and Income Taxes	(712)	(2,189)
Interest Expense	(1,140)	(4,697)
Income/(loss) before Reorganization Items and Income Taxes	(1,852)	(6,886)
Reorganization Items, net	5,677	36,356
Loss before Income Taxes	$(7,529)	$(43,242)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods March 1, 2013 through March 31, 2013, and

November 14, 2012 through March 31, 2013

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

	March 1, 2013	November 14, 2012
	through	through
	March 31, 2013	March 31, 2013
Professional fees	$5,711	$27,986
Expenses incurred on rejected executory contracts	$(34)	$8,370
	$5,677	$36,356

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and March 31, 2013

(in thousands of dollars)

	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$556,618
Voyage receivables	171,753	153,587
Other receivables	80,669	63,620
Inventory	14,150	15,261
Prepaid expenses and other current assets	46,636	48,476
Total Current Assets	791,181	837,562
Vessels and other property, less accumulated depreciation	3,135,823	3,085,955
Deferred drydock expenditures, net	73,898	63,800
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,149,755
Investments in Affiliated Companies	247,964	264,959
Intangible Assets, less accumulated amortization	72,655	70,679
Goodwill	9,589	9,589
Other Assets	20,579	20,014
Total Assets	$4,351,689	$4,352,558

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,168	$122,745
Total Current Liabilities	93,168	122,745

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Other Liabilities	39,040	40,428
Liabilities Subject to Compromise	2,836,368	2,832,769
Total Noncurrent Liabilities	2,880,865	2,873,197

Total Liabilities	2,974,033	2,995,942
Equity:
Total Equity	1,377,656	1,356,616
Total Liabilities and Equity	$4,351,689	$4,352,558

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and March 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and March 31, 2013

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	March 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,888
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver	10,878	10,878
Secured debt and accrued interest	582,139	580,702
Derivative liabilities	3,566	3,566
Deferred Income Taxes and other liabilities	213,101	213,101
Pension liabilities	36,927	32,898
Accrued liabilities relating to rejected executory contracts	0	377

	$2,836,368	$2,832,769

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of March 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: May 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

March 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$11,490,948	$6,032,965	$3,107,390	$1,396,538	$(2,941)	$22,024,900
52%	28%	14%	6%	0%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

March 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$19,829,060	$4,948,307	$1,729,326	$764,379	$2,983,538	$7,039,497	$37,294,107
Trade - Accrued and Unbilled[3]							$19,139,665
Trade - Pools[4]							$92,934,862
Allowance for Doubtful Receivables							$(3,198,204)
Accounts Receivable	$19,829,060	$4,948,307	$1,729,326	$764,379	$2,983,538	$7,039,497	$146,170,430
Percentage of Trade-Invoiced [5]	53%	13%	5%	2%	8%	19%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period March 1, 2013 through March 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X2
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3	X3

1 Certain chartered vessels have been redelivered to their respective owners in conjunction with the rejection of the related charter agreements as provided for under various contract rejection orders approved by the Bankruptcy Court.

2 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

3 See Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal for the Period March 1, 2013 through March 31, 2013.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

March 1, 2013 through March 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of March 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of March 31, 2013
Cabo Hellas Limited	98-0465299	JPMorgan Chase	USD	XXX-XX0606	$-
Cabo Sounion Limited	98-0465296	JPMorgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000
Goldmar Limited	98-0420772	JPMorgan Chase	USD	XXX-XX0622	-
Jademar Limited	98-0417939	JPMorgan Chase	USD	XXX-XX0932	-
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000
OSG America Operating Company LLC	45-0575493	Fifth Third Bank	USD	XXXXXXX3987	80,957,411
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank	USD	XXXXXXX4290	1,576,599
OSG Bulk Ships, Inc.	13-2632600	JPMorgan Chase	USD	XXXX-XXXXX0-509	(1,783,805)
OSG Bulk Ships, Inc.	13-2632600	JPMorgan Chase	USD	XXX-X-XX7251	38,993,962
OSG Financial Corp.	13-3178639	JPMorgan Chase	USD	XXX-X-XX3754	196,693
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	3,552,132
OSG International, Inc.	98-0467117	JPMorgan Chase	USD	XXX-X-XX5113	69,567,952
OSG International, Inc.	98-0467117	JPMorgan Chase	USD	XXXXX7192	6,457,697
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	1
OSG Lightering LLC	98-0380553	Bank of Texas	USD	XXXXXX9108	(15,685)
OSG Lightering LLC	98-0380553	Bank of Texas	USD	XXXXXX9174	13,075,555
OSG Ship Management, Inc.	13-3589004	JPMorgan Chase	USD	XXX-XX2788	10,000
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank	USD	XXXXXX2932	60,325
OSG Ship Management, Inc.	13-3589004	JPMorgan Chase	USD	XXX-XX6624	1,703,386
OSG Ship Management, Inc.	13-3589004	JPMorgan Chase	USD	XXX-XX5045	77,115
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	2,066
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,042,804
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	111,006,202
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	99,716,480
Overseas Shipholding Group, Inc.	13-2637623	JPMorgan Chase	USD	XXX-X-XX5014	241,424
Overseas Shipholding Group, Inc.	13-2637623	JPMorgan Chase	USD	XXX6306	68,005,051
Overseas Shipholding Group, Inc.	13-2637623	JPMorgan Chase	USD	XXX-XX9772	5,000
Pearlmar Limited	98-0457140	JPMorgan Chase	USD	XXX-XX0940	-
Reymar Limited	98-0457131	JPMorgan Chase	USD	XXX-XX0533	-
Rosemar Limited	98-0417974	JPMorgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JPMorgan Chase	USD	XXX-XX0967	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	38
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	0
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,323
Silvermar Limited	98-0420766	JPMorgan Chase	USD	XXX-XX00975	-
				TOTAL	$517,457,727

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

March 1, 2013 through March 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Company is evaluating the presentation of the adequate protection payments in its Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidated Statement of Operations.

Monthly Operating Report

March 1, 2013 through March 31, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$2	$(11)	$(15)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	(11)	(15)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(7)	(58)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	1,168	(290)	218	(679)
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,168	(290)	211	(737)
Income/(loss) from Vessel Operations	(1,168)	293	(222)	722
Equity in Income/(loss) of Affiliated Companies	215	215	657	2,895
Operating Income/(loss)	(952)	508	435	3,617
Other Income/(expense)	516	2,313	(1,095)	(6,671)
Income/(loss) before Interest Expense and Income Taxes	(437)	2,822	(660)	(3,054)
Interest Expense	-	-	87	429
Income/(loss) before Reorganization Items and Income Taxes	(437)	2,822	(573)	(2,625)
Reorganization Items, net	5,378	27,237	-	-
Income/(loss) before Income Taxes	$(5,815)	$(24,416)	$(573)	$(2,625)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$636	$1,690
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	636	1,690
Operating Expenses:
Voyage expenses	-	-	37	147
Vessel expenses	8	(69)	165	1,289
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	260	1,160
General and administrative	(0)	69	-	-
(Gain)/loss on disposal of vessels	-	(4)	-	-
Total Operating Expenses	8	(4)	462	2,596
Income/(loss) from Vessel Operations	(8)	4	174	(906)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(8)	4	174	(906)
Other Income/(expense)	(204)	(940)	(1)	(2)
Income/(loss) before Interest Expense and Income Taxes	(212)	(937)	173	(908)
Interest Expense	-	33	(141)	(521)
Income/(loss) before Reorganization Items and Income Taxes	(212)	(904)	32	(1,429)
Reorganization Items, net	-	-	21	21
Income/(loss) before Income Taxes	$(212)	$(904)	$11	$(1,450)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$377	$1,939
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	377	1,939
Operating Expenses:
Voyage expenses	-	-	2	3
Vessel expenses	5	24	228	899
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	210	936
General and administrative	2	63	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	7	87	440	1,838
Income/(loss) from Vessel Operations	(7)	(87)	(63)	101
Equity in Income/(loss) of Affiliated Companies	2,578	11,185	-	-
Operating Income/(loss)	2,571	11,099	(63)	101
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,571	11,099	(63)	101
Interest Expense	-	-	(14)	(68)
Income/(loss) before Reorganization Items and Income Taxes	2,571	11,099	(77)	33
Reorganization Items, net	-	-	21	21
Income/(loss) before Income Taxes	$2,571	$11,099	$(99)	$12

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$407	$2,085	$(138)	$(89)
Time and bareboat charter revenues	-	0	(15)	1,276
Voyage charter revenues	(1)	(1)	-	19
	406	2,084	(152)	1,206
Operating Expenses:
Voyage expenses	(0)	(30)	27	183
Vessel expenses	196	828	8	312
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	190	850	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	387	1,649	35	2,208
Income/(loss) from Vessel Operations	20	436	(187)	(1,002)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	20	436	(187)	(1,002)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	20	436	(187)	(1,002)
Interest Expense	(14)	(68)	-	-
Income/(loss) before Reorganization Items and Income Taxes	5	368	(187)	(1,002)
Reorganization Items, net	21	21	(17)	2,082
Income/(loss) before Income Taxes	$(16)	$346	$(170)	$(3,084)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(0)	$582	$2,358
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	3	4
	(0)	(0)	586	2,362
Operating Expenses:
Voyage expenses	-	-	1	2
Vessel expenses	-	-	196	870
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	240	1,072
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	437	1,943
Income/(loss) from Vessel Operations	(0)	(0)	149	419
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(0)	149	419
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(0)	149	419
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(0)	149	419
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(0)	$(0)	$149	$419

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	369	4,133	-	-
	369	4,133	-	-
Operating Expenses:
Voyage expenses	148	2,056	-	-
Vessel expenses	229	945	(3)	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	787	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	551	3,789	(3)	(3)
Income/(loss) from Vessel Operations	(181)	344	3	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(181)	344	3	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(181)	344	3	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(181)	344	3	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(181)	$344	$3	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Andromar Limited		Antigmar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$404	$2,093	$380	$2,061
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(93)	(5)	51
	404	2,000	375	2,113
Operating Expenses:
Voyage expenses	1	0	0	71
Vessel expenses	177	797	168	800
Charter hire expenses	-	-	-	-
Depreciation and amortization	193	863	179	798
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	371	1,660	347	1,669
Income/(loss) from Vessel Operations	34	340	28	444
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	34	340	28	444
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	34	340	28	444
Interest Expense	(14)	(68)	(14)	(68)
Income/(loss) before Reorganization Items and Income Taxes	20	272	14	376
Reorganization Items, net	21	21	21	21
Income/(loss) before Income Taxes	$(2)	$250	$(7)	$354

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	411	4,537
	(1)	(2)	411	4,537
Operating Expenses:
Voyage expenses	-	-	330	2,717
Vessel expenses	-	-	1	12
Charter hire expenses	-	-	178	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	509	4,647
Income/(loss) from Vessel Operations	(1)	(2)	(99)	(111)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(2)	(99)	(111)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(2)	(99)	(111)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(2)	(99)	(111)
Reorganization Items, net	-	-	(1)	(1)
Income/(loss) before Income Taxes	$(1)	$(2)	$(97)	$(109)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$377	$1,919	$(1)	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	377	1,919	(1)	0
Operating Expenses:
Voyage expenses	-	(2)	-	-
Vessel expenses	242	898	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	901	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	443	1,797	-	-
Income/(loss) from Vessel Operations	(66)	122	(1)	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(66)	122	(1)	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(66)	122	(1)	0
Interest Expense	(14)	(68)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(80)	54	(1)	0
Reorganization Items, net	21	21	-	-
Income/(loss) before Income Taxes	$(102)	$32	$(1)	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,646	5,530	1,415	5,648
	1,646	5,530	1,415	5,648
Operating Expenses:
Voyage expenses	727	2,909	524	2,321
Vessel expenses	205	777	171	679
Charter hire expenses	-	-	-	-
Depreciation and amortization	195	871	136	606
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,127	4,557	831	3,606
Income/(loss) from Vessel Operations	518	973	583	2,042
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	518	973	583	2,042
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	518	973	583	2,042
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	518	973	583	2,042
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$518	$973	$583	$2,042

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$50	$1,734
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	465	3,877	-	-
	465	3,877	50	1,734
Operating Expenses:
Voyage expenses	146	2,044	(15)	37
Vessel expenses	1	16	852	1,924
Charter hire expenses	297	1,982	-	-
Depreciation and amortization	-	-	236	1,036
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	444	4,042	1,073	2,998
Income/(loss) from Vessel Operations	21	(165)	(1,023)	(1,264)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	21	(165)	(1,023)	(1,264)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	21	(165)	(1,023)	(1,264)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	21	(165)	(1,023)	(1,264)
Reorganization Items, net	(1)	(1)	-	-
Income/(loss) before Income Taxes	$22	$(165)	$(1,023)	$(1,264)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$0	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(1)	0	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	(1)	0	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	0	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	0	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	0	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$0	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$0	$(3)	$-	$-
Time and bareboat charter revenues	0	1,708	-	-
Voyage charter revenues	-	-	22	22
	0	1,704	22	22
Operating Expenses:
Voyage expenses	-	-	(20)	(54)
Vessel expenses	(69)	658	(1)	112
Charter hire expenses	-	1,709	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	(20)
Total Operating Expenses	(69)	2,393	(21)	39
Income/(loss) from Vessel Operations	69	(689)	43	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	69	(689)	43	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	69	(689)	43	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	69	(689)	43	(17)
Reorganization Items, net	(4)	1,110	-	-
Income/(loss) before Income Taxes	$73	$(1,799)	$43	$(17)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	368	1,678	377	1,773
Voyage charter revenues	3	8	2	7
	371	1,686	378	1,780
Operating Expenses:
Voyage expenses	11	48	13	48
Vessel expenses	229	903	261	832
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	875	197	881
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	436	1,826	472	1,761
Income/(loss) from Vessel Operations	(65)	(140)	(94)	19
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(65)	(140)	(94)	19
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(65)	(140)	(94)	19
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(65)	(140)	(94)	19
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(65)	$(140)	$(94)	$19

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	956	4,644
	(1)	(0)	956	4,644
Operating Expenses:
Voyage expenses	-	-	636	1,988
Vessel expenses	-	-	4	15
Charter hire expenses	-	-	504	2,243
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	1,144	4,246
Income/(loss) from Vessel Operations	(1)	(0)	(187)	398
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(0)	(187)	398
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(0)	(187)	398
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(0)	(187)	398
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$(0)	$(187)	$398

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(2)	$(9)	$404	$2,090
Time and bareboat charter revenues	388	1,725	-	-
Voyage charter revenues	1	(2)	-	-
	386	1,714	404	2,090
Operating Expenses:
Voyage expenses	14	(360)	-	-
Vessel expenses	256	790	8	20
Charter hire expenses	-	-	494	2,204
Depreciation and amortization	242	1,081	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	512	1,511	502	2,224
Income/(loss) from Vessel Operations	(126)	203	(97)	(134)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(126)	203	(97)	(134)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(126)	203	(97)	(134)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(126)	203	(97)	(134)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(126)	$203	$(97)	$(134)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(15)	$(49)	$(1)	$0
Time and bareboat charter revenues	420	1,869	-	-
Voyage charter revenues	-	-	-	-
	405	1,820	(1)	0
Operating Expenses:
Voyage expenses	15	13	-	-
Vessel expenses	249	1,131	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	906	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	468	2,050	-	-
Income/(loss) from Vessel Operations	(62)	(230)	(1)	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(62)	(230)	(1)	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(62)	(230)	(1)	0
Interest Expense	(104)	(436)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(166)	(666)	(1)	0
Reorganization Items, net	-	83	-	-
Income/(loss) before Income Taxes	$(166)	$(749)	$(1)	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(248)	$514	$(0)	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(248)	514	(0)	284
Operating Expenses:
Voyage expenses	100	101	24	24
Vessel expenses	(1)	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	99	1,516	24	999
Income/(loss) from Vessel Operations	(347)	(1,002)	(24)	(715)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(347)	(1,002)	(24)	(715)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(347)	(1,002)	(24)	(715)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(347)	(1,002)	(24)	(715)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(347)	$(1,002)	$(24)	$(715)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(3)	$(12)	$(1)	$(0)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(3)	(12)	(1)	(0)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	(0)	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	(5)	-	-
Income/(loss) from Vessel Operations	(3)	(7)	(1)	(0)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(7)	(1)	(0)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(7)	(1)	(0)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(7)	(1)	(0)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(3)	$(7)	$(1)	$(0)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$2	$(67)	$(16)	$(53)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	2	(67)	(16)	(53)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	2	(67)	(16)	(50)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(67)	(16)	(50)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(67)	(16)	(50)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(67)	(16)	(50)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2	$(67)	$(16)	$(50)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(141)	$396	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(141)	396	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	42	353	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	42	1,463	-	-
Income/(loss) from Vessel Operations	(183)	(1,067)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(183)	(1,067)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(183)	(1,067)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(183)	(1,067)	-	-
Reorganization Items, net	(47)	1,897	-	-
Income/(loss) before Income Taxes	$(136)	$(2,964)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$325	$1,137	$248	$1,221
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	325	1,137	248	1,221
Operating Expenses:
Voyage expenses	(0)	(0)	170	162
Vessel expenses	222	978	246	996
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	622	202	896
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	361	1,600	618	2,054
Income/(loss) from Vessel Operations	(37)	(462)	(370)	(832)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(37)	(462)	(370)	(832)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(37)	(462)	(370)	(832)
Interest Expense	-	-	(104)	(429)
Income/(loss) before Reorganization Items and Income Taxes	(37)	(462)	(474)	(1,261)
Reorganization Items, net	-	-	-	83
Income/(loss) before Income Taxes	$(37)	$(462)	$(474)	$(1,344)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	372	1,616	-	-
Voyage charter revenues	-	-	-	-
	372	1,616	-	-
Operating Expenses:
Voyage expenses	5	20	-	-
Vessel expenses	5	20	-	-
Charter hire expenses	372	574	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	381	614	-	-
Income/(loss) from Vessel Operations	(9)	1,002	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	1,002	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	1,002	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	1,002	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(9)	$1,002	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$236	$1,707	$(1)	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	-	-
	236	1,708	(1)	1
Operating Expenses:
Voyage expenses	(42)	90	-	-
Vessel expenses	347	1,487	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	322	1,440	-	-
General and administrative	(0)	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	626	3,017	-	-
Income/(loss) from Vessel Operations	(390)	(1,309)	(1)	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(390)	(1,309)	(1)	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(390)	(1,309)	(1)	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(390)	(1,309)	(1)	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(390)	$(1,309)	$(1)	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Front President Inc.		Goldmar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$1,179	$3,849	$532	$2,179
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	3	3
	1,179	3,849	535	2,182
Operating Expenses:
Voyage expenses	104	211	1	4
Vessel expenses	231	1,190	170	1,053
Charter hire expenses	-	-	-	-
Depreciation and amortization	367	1,624	210	936
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	702	3,026	381	1,993
Income/(loss) from Vessel Operations	478	823	154	189
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	478	823	154	189
Other Income/(expense)	(4)	(4)	-	-
Income/(loss) before Interest Expense and Income Taxes	474	819	154	189
Interest Expense	(193)	(801)	-	-
Income/(loss) before Reorganization Items and Income Taxes	280	18	154	189
Reorganization Items, net	-	83	-	-
Income/(loss) before Income Taxes	$280	$(65)	$154	$189

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$58	$941	$35	$1,593
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	58	941	35	1,593
Operating Expenses:
Voyage expenses	30	21	-	-
Vessel expenses	71	1,077	1	8
Charter hire expenses	0	1,788	103	1,612
Depreciation and amortization	2	36	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	103	2,923	104	1,621
Income/(loss) from Vessel Operations	(45)	(1,982)	(69)	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(45)	(1,982)	(69)	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(45)	(1,982)	(69)	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(45)	(1,982)	(69)	(27)
Reorganization Items, net	-	1,543	-	-
Income/(loss) before Income Taxes	$(45)	$(3,525)	$(69)	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$2,865	$8,120	$541	$2,138
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	2,865	8,120	541	2,143
Operating Expenses:
Voyage expenses	-	84	4	10
Vessel expenses	284	342	171	797
Charter hire expenses	2,538	9,729	-	-
Depreciation and amortization	-	-	214	963
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	1	-	-
Total Operating Expenses	2,822	10,156	389	1,770
Income/(loss) from Vessel Operations	42	(2,036)	152	373
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	42	(2,036)	152	373
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	42	(2,036)	152	373
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	42	(2,036)	152	373
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$42	$(2,036)	$152	$373

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(6)	(11)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(6)	(11)	-	-
Income/(loss) from Vessel Operations	6	11	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	6	11	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	6	11	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	6	11	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$6	$11	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	942	4,280	795	3,319
	942	4,280	795	3,319
Operating Expenses:
Voyage expenses	515	2,429	505	1,942
Vessel expenses	191	729	229	879
Charter hire expenses	194	1,585	-	-
Depreciation and amortization	32	145	118	524
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	932	4,888	852	3,345
Income/(loss) from Vessel Operations	10	(608)	(57)	(26)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	10	(608)	(57)	(26)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	10	(608)	(57)	(26)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	10	(608)	(57)	(26)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$10	$(608)	$(57)	$(26)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	986	4,685	1,046	2,809
	986	4,685	1,046	2,809
Operating Expenses:
Voyage expenses	678	2,773	508	943
Vessel expenses	2	16	180	715
Charter hire expenses	490	2,180	-	-
Depreciation and amortization	-	-	185	823
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,170	4,969	873	2,480
Income/(loss) from Vessel Operations	(184)	(285)	172	329
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(184)	(285)	172	329
Other Income/(expense)	-	-	(0)	(0)
Income/(loss) before Interest Expense and Income Taxes	(184)	(285)	172	329
Interest Expense	-	-	(49)	(236)
Income/(loss) before Reorganization Items and Income Taxes	(184)	(285)	123	92
Reorganization Items, net	-	-	21	21
Income/(loss) before Income Taxes	$(184)	$(285)	$102	$71

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(16)	1,796	1,214	4,643
	(16)	1,796	1,214	4,643
Operating Expenses:
Voyage expenses	39	879	834	2,875
Vessel expenses	23	339	176	857
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	236	1,078
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	63	2,420	1,247	4,810
Income/(loss) from Vessel Operations	(79)	(624)	(34)	(167)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(79)	(624)	(34)	(167)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(79)	(624)	(34)	(167)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(79)	(624)	(34)	(167)
Reorganization Items, net	12	2,515	-	-
Income/(loss) before Income Taxes	$(91)	$(3,139)	$(34)	$(167)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$461	$2,421
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	461	2,421
Operating Expenses:
Voyage expenses	2	6	25	154
Vessel expenses	14	52	441	1,547
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	373	1,658
General and administrative	-	0	0	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	16	58	839	3,359
Income/(loss) from Vessel Operations	(16)	(58)	(378)	(937)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(58)	(378)	(937)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(58)	(378)	(937)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(58)	(378)	(937)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(16)	$(58)	$(378)	$(937)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$780	$2,627	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	780	2,630	-	-
Operating Expenses:
Voyage expenses	7	58	-	-
Vessel expenses	303	1,058	(7)	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	2,020	-	-
General and administrative	(3)	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	761	3,137	(7)	(3)
Income/(loss) from Vessel Operations	19	(507)	7	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	(507)	7	3
Other Income/(expense)	(6)	(8)	-	-
Income/(loss) before Interest Expense and Income Taxes	13	(514)	7	3
Interest Expense	(249)	(1,033)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(236)	(1,547)	7	3
Reorganization Items, net	-	83	-	-
Income/(loss) before Income Taxes	$(236)	$(1,630)	$7	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012- March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,081	4,499	-	-
	1,081	4,499	-	-
Operating Expenses:
Voyage expenses	723	2,793	-	-
Vessel expenses	179	922	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	228	1,020	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,130	4,739	-	-
Income/(loss) from Vessel Operations	(49)	(241)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(49)	(241)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(49)	(241)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(49)	(241)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(49)	$(241)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	550	4,718	-	-
	550	4,718	-	-
Operating Expenses:
Voyage expenses	7	2,092	-	-
Vessel expenses	216	810	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	622	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	362	3,523	-	-
Income/(loss) from Vessel Operations	187	1,196	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	187	1,196	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	187	1,196	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	187	1,196	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$187	$1,196	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,046	6,537	(98)	841
	1,046	6,537	(98)	841
Operating Expenses:
Voyage expenses	658	3,197	8	434
Vessel expenses	147	1,317	1	415
Charter hire expenses	-	-	-	613
Depreciation and amortization	176	760	-	172
General and administrative	15	73	-	-
(Gain)/loss on disposal of vessels	-	19	-	-
Total Operating Expenses	996	5,366	9	1,635
Income/(loss) from Vessel Operations	49	1,172	(108)	(794)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	49	1,172	(108)	(794)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	49	1,172	(108)	(794)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	49	1,172	(108)	(794)
Reorganization Items, net	-	-	-	175
Income/(loss) before Income Taxes	$49	$1,172	$(108)	$(968)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$586	$2,756	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	586	2,756	-	-
Operating Expenses:
Voyage expenses	70	123	-	-
Vessel expenses	301	1,093	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	2,018	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	824	3,234	-	-
Income/(loss) from Vessel Operations	(238)	(478)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(238)	(478)	-	-
Other Income/(expense)	(3)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	(241)	(482)	-	-
Interest Expense	(243)	(1,009)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(484)	(1,490)	-	-
Reorganization Items, net	-	83	-	-
Income/(loss) before Income Taxes	$(484)	$(1,573)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$145	$715	$-	$-
Time and bareboat charter revenues	-	-	(42)	2,599
Voyage charter revenues	-	-	-	23
	145	715	(42)	2,621
Operating Expenses:
Voyage expenses	288	288	1	35
Vessel expenses	335	1,078	198	311
Charter hire expenses	-	-	-	-
Depreciation and amortization	328	1,423	682	1,382
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	951	2,789	881	1,729
Income/(loss) from Vessel Operations	(806)	(2,074)	(924)	893
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(806)	(2,074)	(924)	893
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(806)	(2,074)	(924)	893
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(806)	(2,074)	(924)	893
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(806)	$(2,074)	$(924)	$893

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	726	3,477	770	3,263
Voyage charter revenues	77	98	38	250
	802	3,574	807	3,513
Operating Expenses:
Voyage expenses	90	130	50	300
Vessel expenses	67	180	36	225
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	839	233	1,047
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	344	1,149	318	1,572
Income/(loss) from Vessel Operations	458	2,426	489	1,941
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	458	2,426	489	1,941
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	458	2,426	489	1,941
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	458	2,426	489	1,941
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$458	$2,426	$489	$1,941

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	5,368
Voyage charter revenues	-	-	(11)	931
	-	-	1,384	6,299
Operating Expenses:
Voyage expenses	-	-	17	408
Vessel expenses	-	-	30	153
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	961
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	262	1,522
Income/(loss) from Vessel Operations	-	-	1,122	4,777
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,122	4,777
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,122	4,777
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,122	4,777
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,122	$4,777

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	379	868	3,836
Voyage charter revenues	1,247	4,139	27	89
	1,247	4,518	895	3,925
Operating Expenses:
Voyage expenses	83	685	12	51
Vessel expenses	45	225	21	229
Charter hire expenses	-	-	-	-
Depreciation and amortization	245	1,020	230	1,031
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	374	1,930	263	1,311
Income/(loss) from Vessel Operations	873	2,588	633	2,614
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	873	2,588	633	2,614
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	873	2,588	633	2,614
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	873	2,588	633	2,614
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$873	$2,588	$633	$2,614

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	1,957	-	-
Voyage charter revenues	63	4,336	1,041	3,745
	1,117	6,293	1,041	3,745
Operating Expenses:
Voyage expenses	36	1,270	14	45
Vessel expenses	23	97	42	254
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	1,074	276	1,271
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	299	2,440	332	1,570
Income/(loss) from Vessel Operations	818	3,853	710	2,175
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	818	3,853	710	2,175
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	818	3,853	710	2,175
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	818	3,853	710	2,175
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$818	$3,853	$710	$2,175

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG America L.P.		OSG America LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	1,751	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	1,749	-	-
Income/(loss) from Vessel Operations	(383)	(1,749)	-	-
Equity in Income/(loss) of Affiliated Companies	374	2,988	-	-
Operating Income/(loss)	(9)	1,238	-	-
Other Income/(expense)	10	26	-	-
Income/(loss) before Interest Expense and Income Taxes	0	1,264	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	1,264	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$0	$1,264	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	247	995
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	336
General and administrative	-	-	8	31
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	329	1,361
Income/(loss) from Vessel Operations	-	-	(329)	(1,361)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(329)	(1,361)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(329)	(1,361)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(329)	(1,361)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(329)	$(1,361)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	243	1,028
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	347
General and administrative	-	-	7	31
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	328	1,406
Income/(loss) from Vessel Operations	-	-	(328)	(1,406)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(328)	(1,406)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(328)	(1,406)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(328)	(1,406)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(328)	$(1,406)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,152	19,240	-	-
	5,152	19,240	-	-
Operating Expenses:
Voyage expenses	717	3,607	-	-
Vessel expenses	990	5,415	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,134	4,979	-	-
General and administrative	22	92	-	-
(Gain)/loss on disposal of vessels	-	-	(12)	15
Total Operating Expenses	2,863	14,093	(12)	15
Income/(loss) from Vessel Operations	2,290	5,147	12	(15)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,290	5,147	12	(15)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,290	5,147	12	(15)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,290	5,147	12	(15)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,290	$5,147	$12	$(15)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	226	948
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	370
General and administrative	-	-	7	29
(Gain)/loss on disposal of vessels	-	16	-	-
Total Operating Expenses	-	16	316	1,347
Income/(loss) from Vessel Operations	-	(16)	(316)	(1,347)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(16)	(316)	(1,347)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(16)	(316)	(1,347)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(16)	(316)	(1,347)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(16)	$(316)	$(1,347)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	235	988	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	499	-	-
General and administrative	7	29	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	352	1,517	-	-
Income/(loss) from Vessel Operations	(352)	(1,517)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(352)	(1,517)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(352)	(1,517)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(352)	(1,517)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(352)	$(1,517)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	14	30	215	994
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	64	273
General and administrative	-	-	7	30
(Gain)/loss on disposal of vessels	-	1,038	-	-
Total Operating Expenses	14	1,358	286	1,297
Income/(loss) from Vessel Operations	(14)	(1,358)	(286)	(1,297)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(14)	(1,358)	(286)	(1,297)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(14)	(1,358)	(286)	(1,297)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(14)	(1,358)	(286)	(1,297)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(14)	$(1,358)	$(286)	$(1,297)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	1	9	-	-
Vessel expenses	223	963	221	1,105
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	287	83	491
General and administrative	7	31	7	32
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	303	1,290	311	1,627
Income/(loss) from Vessel Operations	(303)	(1,290)	(311)	(1,627)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(303)	(1,290)	(311)	(1,627)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(303)	(1,290)	(311)	(1,627)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(303)	(1,290)	(311)	(1,627)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(303)	$(1,290)	$(311)	$(1,627)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	8,363	38,861
	-	-	8,363	38,861
Operating Expenses:
Voyage expenses	-	-	5,021	25,022
Vessel expenses	-	-	474	2,667
Charter hire expenses	-	-	2,043	10,945
Depreciation and amortization	-	-	689	3,021
General and administrative	-	-	217	1,035
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	8,444	42,688
Income/(loss) from Vessel Operations	-	-	(81)	(3,827)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(81)	(3,827)
Other Income/(expense)	-	-	1	3
Income/(loss) before Interest Expense and Income Taxes	-	-	(80)	(3,825)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(80)	(3,825)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(80)	$(3,825)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	28
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	16	-	-
Total Operating Expenses	-	16	6	28
Income/(loss) from Vessel Operations	-	(16)	(6)	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(16)	(6)	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(16)	(6)	(28)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(16)	(6)	(28)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(16)	$(6)	$(28)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$571	$2,383
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	491	3,984
	-	-	1,062	6,367
Operating Expenses:
Voyage expenses	-	-	263	2,116
Vessel expenses	225	971	5	34
Charter hire expenses	-	-	807	4,748
Depreciation and amortization	71	323	-	-
General and administrative	7	31	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	304	1,325	1,075	6,899
Income/(loss) from Vessel Operations	(304)	(1,325)	(13)	(531)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(304)	(1,325)	(13)	(531)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(304)	(1,325)	(13)	(531)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(304)	(1,325)	(13)	(531)
Reorganization Items, net	-	-	4	4
Income/(loss) before Income Taxes	$(304)	$(1,325)	$(17)	$(535)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	13
Total Operating Expenses	-	-	-	13
Income/(loss) from Vessel Operations	-	-	-	(13)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(13)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(13)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(13)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	281	1,288
General and administrative	-	-	4,443	17,030
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	4,723	18,318
Income/(loss) from Vessel Operations	-	0	(4,723)	(18,318)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,723)	(18,318)
Other Income/(expense)	-	-	3	3
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,721)	(18,316)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,721)	(18,316)
Reorganization Items, net	-	-	119	120
Income/(loss) before Income Taxes	$-	$0	$(4,839)	$(18,436)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,736	7,728	1,651	7,349
Voyage charter revenues	6	8	-	26
	1,742	7,736	1,651	7,374
Operating Expenses:
Voyage expenses	27	105	22	118
Vessel expenses	519	2,456	586	2,579
Charter hire expenses	809	3,548	795	3,488
Depreciation and amortization	8	38	33	143
General and administrative	16	75	16	77
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,381	6,221	1,451	6,405
Income/(loss) from Vessel Operations	361	1,515	200	970
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	361	1,515	200	970
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	361	1,515	200	970
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	361	1,515	200	970
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$361	$1,515	$200	$970

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	6,452	-	-
Voyage charter revenues	-	-	-	-
	1,449	6,452	-	-
Operating Expenses:
Voyage expenses	6	27	-	-
Vessel expenses	535	2,529	-	(3)
Charter hire expenses	755	3,314	-	-
Depreciation and amortization	62	282	-	-
General and administrative	16	76	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,374	6,228	-	(3)
Income/(loss) from Vessel Operations	76	223	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	76	223	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	76	223	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	76	223	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$76	$223	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,442	6,417	1,442	6,409
Voyage charter revenues	-	-	-	7
	1,442	6,417	1,442	6,416
Operating Expenses:
Voyage expenses	12	53	12	60
Vessel expenses	531	2,498	550	2,533
Charter hire expenses	756	3,319	760	3,334
Depreciation and amortization	49	220	50	226
General and administrative	16	75	16	75
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,364	6,166	1,388	6,229
Income/(loss) from Vessel Operations	77	251	54	187
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	77	251	54	187
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	77	251	54	187
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	77	251	54	187
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$77	$251	$54	$187

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,651	7,323	-	-
Voyage charter revenues	-	26	-	-
	1,651	7,349	-	-
Operating Expenses:
Voyage expenses	20	125	-	-
Vessel expenses	536	2,575	-	5
Charter hire expenses	784	3,494	-	-
Depreciation and amortization	12	53	-	-
General and administrative	17	77	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,368	6,324	-	5
Income/(loss) from Vessel Operations	282	1,025	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	282	1,025	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	282	1,025	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	282	1,025	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$282	$1,025	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	670	5,511	1,651	7,349
Voyage charter revenues	-	-	8	29
	670	5,511	1,659	7,378
Operating Expenses:
Voyage expenses	3	23	29	128
Vessel expenses	616	2,546	555	2,498
Charter hire expenses	765	3,353	796	3,493
Depreciation and amortization	127	199	46	201
General and administrative	16	75	16	77
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,526	6,195	1,443	6,398
Income/(loss) from Vessel Operations	(857)	(684)	216	980
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(857)	(684)	216	980
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(857)	(684)	216	980
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(857)	(684)	216	980
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(857)	$(684)	$216	$980

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	10	-	-
Income/(loss) from Vessel Operations	-	(10)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(10)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(10)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(10)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,341	19,234
Voyage charter revenues	-	-	-	-
	-	-	4,341	19,234
Operating Expenses:
Voyage expenses	-	-	33	147
Vessel expenses	-	3	1,118	5,180
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	909	4,068
General and administrative	-	-	33	154
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	3	2,092	9,549
Income/(loss) from Vessel Operations	-	(3)	2,249	9,685
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,249	9,685
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,249	9,685
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,249	9,685
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(3)	$2,249	$9,685

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,798	8,004	2,015	8,224
Voyage charter revenues	9	15	2	2
	1,807	8,019	2,017	8,226
Operating Expenses:
Voyage expenses	25	116	28	106
Vessel expenses	516	2,482	572	2,536
Charter hire expenses	811	3,617	747	3,327
Depreciation and amortization	2	10	18	61
General and administrative	16	75	16	76
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,370	6,299	1,381	6,108
Income/(loss) from Vessel Operations	437	1,720	637	2,118
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	437	1,720	637	2,118
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	437	1,720	637	2,118
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	437	1,720	637	2,118
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$437	$1,720	$637	$2,118

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Pearlmar Limited		Petromar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$559	$2,295	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	7	985	3,795
	559	2,302	985	3,795
Operating Expenses:
Voyage expenses	-	3	452	1,977
Vessel expenses	272	1,286	208	777
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	976	172	768
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	491	2,264	832	3,521
Income/(loss) from Vessel Operations	68	38	153	274
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	68	38	153	274
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	68	38	153	274
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	68	38	153	274
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$68	$38	$153	$274

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	746	3,866	485	3,799
	746	3,866	485	3,799
Operating Expenses:
Voyage expenses	238	2,320	239	2,368
Vessel expenses	2	32	(1)	12
Charter hire expenses	507	2,256	246	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	748	4,608	485	4,375
Income/(loss) from Vessel Operations	(2)	(742)	0	(576)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(742)	0	(576)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(742)	0	(576)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(742)	0	(576)
Reorganization Items, net	-	-	3	3
Income/(loss) before Income Taxes	$(2)	$(742)	$(3)	$(579)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$641	$1,909
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1	15	-	8
	1	15	641	1,917
Operating Expenses:
Voyage expenses	(3)	2	1	4
Vessel expenses	5	94	468	1,732
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	881
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2	95	667	2,616
Income/(loss) from Vessel Operations	(1)	(80)	(26)	(699)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(80)	(26)	(699)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(80)	(26)	(699)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(80)	(26)	(699)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$(80)	$(26)	$(699)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	950	3,130	(22)	841
	950	3,585	(22)	841
Operating Expenses:
Voyage expenses	518	1,531	(11)	500
Vessel expenses	14	29	(11)	350
Charter hire expenses	493	2,107	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,025	3,666	(22)	1,555
Income/(loss) from Vessel Operations	(75)	(81)	1	(715)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(75)	(81)	1	(715)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(75)	(81)	1	(715)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(75)	(81)	1	(715)
Reorganization Items, net	-	-	(11)	(1,863)
Income/(loss) before Income Taxes	$(75)	$(81)	$11	$1,148

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$60	$1,933	$-	$-
Time and bareboat charter revenues	-	-	372	1,656
Voyage charter revenues	-	-	3	7
	60	1,933	375	1,663
Operating Expenses:
Voyage expenses	(33)	119	11	47
Vessel expenses	414	1,451	170	928
Charter hire expenses	-	-	-	-
Depreciation and amortization	205	975	216	954
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	586	2,545	396	1,929
Income/(loss) from Vessel Operations	(526)	(612)	(21)	(266)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(526)	(612)	(21)	(266)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(526)	(612)	(21)	(266)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(526)	(612)	(21)	(266)
Reorganization Items, net	21	21	-	-
Income/(loss) before Income Taxes	$(547)	$(633)	$(21)	$(266)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$495	$2,954
Time and bareboat charter revenues	290	1,290	-	-
Voyage charter revenues	-	-	-	-
	290	1,290	495	2,954
Operating Expenses:
Voyage expenses	-	(0)	39	187
Vessel expenses	(0)	1	361	1,170
Charter hire expenses	-	-	-	-
Depreciation and amortization	206	925	249	1,115
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	206	926	649	2,473
Income/(loss) from Vessel Operations	84	365	(155)	482
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	84	365	(155)	482
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	84	365	(155)	482
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	84	365	(155)	482
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$84	$365	$(155)	$482

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	388	1,725	-	-
Voyage charter revenues	2	(1)	1,288	6,596
	389	1,724	1,288	6,596
Operating Expenses:
Voyage expenses	17	61	566	2,315
Vessel expenses	251	784	337	1,425
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	822	169	760
General and administrative	-	-	15	66
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	452	1,666	1,087	4,565
Income/(loss) from Vessel Operations	(63)	58	202	2,031
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(63)	58	202	2,031
Other Income/(expense)	(0)	(0)	-	-
Income/(loss) before Interest Expense and Income Taxes	(63)	58	202	2,031
Interest Expense	(44)	(216)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(107)	(158)	202	2,031
Reorganization Items, net	21	21	-	-
Income/(loss) before Income Taxes	$(129)	$(179)	$202	$2,031

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(6)	$529	$388	$1,183
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	969	-	-
	(6)	1,498	388	1,183
Operating Expenses:
Voyage expenses	(6)	688	-	(6)
Vessel expenses	16	433	165	1,124
Charter hire expenses	-	906	-	-
Depreciation and amortization	15	71	142	638
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	26	2,098	307	1,756
Income/(loss) from Vessel Operations	(32)	(600)	81	(573)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(32)	(600)	81	(573)
Other Income/(expense)	(66)	(66)	-	-
Income/(loss) before Interest Expense and Income Taxes	(98)	(666)	81	(573)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(98)	(666)	81	(573)
Reorganization Items, net	15	13	-	-
Income/(loss) before Income Taxes	$(113)	$(680)	$81	$(573)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$391	$1,135	$404	$2,086
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	391	1,135	404	2,086
Operating Expenses:
Voyage expenses	(62)	(62)	5	9
Vessel expenses	271	1,538	198	804
Charter hire expenses	-	-	194	1,585
Depreciation and amortization	315	1,407	17	68
General and administrative	1	39	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	525	2,922	414	2,465
Income/(loss) from Vessel Operations	(134)	(1,787)	(10)	(379)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(134)	(1,787)	(10)	(379)
Other Income/(expense)	(0)	0	(66)	(66)
Income/(loss) before Interest Expense and Income Taxes	(134)	(1,787)	(75)	(445)
Interest Expense	(29)	(137)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(163)	(1,924)	(75)	(445)
Reorganization Items, net	21	21	-	-
Income/(loss) before Income Taxes	$(184)	$(1,946)	$(75)	$(445)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$545	$2,151	$(17)	$(55)
Time and bareboat charter revenues	-	-	421	1,873
Voyage charter revenues	-	3	-	-
	545	2,154	404	1,818
Operating Expenses:
Voyage expenses	4	8	10	10
Vessel expenses	188	801	313	1,227
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	953	139	623
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	406	1,762	462	1,860
Income/(loss) from Vessel Operations	139	392	(58)	(42)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	139	392	(58)	(42)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	139	392	(58)	(42)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	139	392	(58)	(42)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$139	$392	$(58)	$(42)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	290	1,788
Voyage charter revenues	1,048	4,599	-	-
	1,048	4,599	290	1,788
Operating Expenses:
Voyage expenses	638	2,958	-	-
Vessel expenses	199	887	2	10
Charter hire expenses	-	-	291	1,789
Depreciation and amortization	114	507	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	951	4,352	293	1,799
Income/(loss) from Vessel Operations	97	247	(4)	(11)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	97	247	(4)	(11)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	97	247	(4)	(11)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	97	247	(4)	(11)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$97	$247	$(4)	$(11)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$1,102	$7,226	$(25)	$1,390
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	4	7
	1,102	7,226	(21)	1,398
Operating Expenses:
Voyage expenses	-	(282)	(1)	18
Vessel expenses	13	77	32	487
Charter hire expenses	2,285	10,169	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	97	373	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2,395	10,337	31	2,269
Income/(loss) from Vessel Operations	(1,294)	(3,111)	(52)	(871)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,294)	(3,111)	(52)	(871)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,294)	(3,111)	(52)	(871)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,294)	(3,111)	(52)	(871)
Reorganization Items, net	-	-	2	448
Income/(loss) before Income Taxes	$(1,294)	$(3,111)	$(54)	$(1,319)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$956	$2,844
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	956	2,844
Operating Expenses:
Voyage expenses	-	-	39	79
Vessel expenses	-	-	231	1,180
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	1,199
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	539	2,458
Income/(loss) from Vessel Operations	-	-	417	386
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	417	386
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	417	386
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	417	386
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$417	$386

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(23)	$1,201
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	12	12
	-	-	(12)	1,213
Operating Expenses:
Voyage expenses	-	-	9	16
Vessel expenses	-	-	37	440
Charter hire expenses	-	-	(0)	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	46	2,166
Income/(loss) from Vessel Operations	-	-	(58)	(953)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(58)	(953)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(58)	(953)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(58)	(953)
Reorganization Items, net	-	-	6	440
Income/(loss) before Income Taxes	$-	$-	$(63)	$(1,394)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$403	$2,046
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	403	2,038
Operating Expenses:
Voyage expenses	-	-	0	(29)
Vessel expenses	-	-	4	23
Charter hire expenses	-	-	498	2,222
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	503	2,216
Income/(loss) from Vessel Operations	-	-	(100)	(177)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(100)	(177)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(100)	(177)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(100)	(177)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(100)	$(177)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1	$(26)
Time and bareboat charter revenues	-	-	442	1,969
Voyage charter revenues	-	-	-	-
	-	-	443	1,943
Operating Expenses:
Voyage expenses	-	-	8	46
Vessel expenses	-	26	4	20
Charter hire expenses	-	-	438	1,965
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	26	451	2,030
Income/(loss) from Vessel Operations	-	(26)	(8)	(87)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	(8)	(87)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	(8)	(87)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	(8)	(87)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$(26)	$(8)	$(87)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	255	3,770
	-	-	255	3,770
Operating Expenses:
Voyage expenses	-	-	146	1,977
Vessel expenses	-	-	2	4
Charter hire expenses	-	-	107	1,799
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	255	3,781
Income/(loss) from Vessel Operations	-	-	(1)	(10)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(1)	(10)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(1)	(10)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(1)	(10)
Reorganization Items, net	-	-	4	4
Income/(loss) before Income Taxes	$-	$-	$(5)	$(15)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$17,471	$83,462
Time and bareboat charter revenues	-	-	28,726	133,277
Voyage charter revenues	-	-	35,105	173,748
	-	-	81,302	390,487
Operating Expenses:
Voyage expenses	-	-	17,205	87,392
Vessel expenses	-	-	22,872	102,907
Charter hire expenses	-	-	20,858	114,715
Depreciation and amortization	-	-	17,027	75,261
General and administrative	-	-	6,445	19,032
(Gain)/loss on disposal of vessels	-	-	(12)	1,093
Total Operating Expenses	-	-	84,396	400,401
Income/(loss) from Vessel Operations	-	-	(3,094)	(9,914)
Equity in Income/(loss) of Affiliated Companies	-	-	3,824	17,284
Operating Income/(loss)	-	-	730	7,370
Other Income/(expense)	-	-	(916)	(5,591)
Income/(loss) before Interest Expense and Income Taxes	-	-	(186)	1,779
Interest Expense	-	-	(1,140)	(4,696)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(1,326)	(2,917)
Reorganization Items, net	-	-	5,677	36,356
Income/(loss) before Income Taxes	$-	$-	$(7,003)	$(39,273)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Eliminations		Consolidated Debtors
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(43)	$(285)	$17,429	$83,177
Time and bareboat charter revenues	(841)	(5,450)	27,885	127,828
Voyage charter revenues	-	-	35,105	173,748
	(884)	(5,735)	80,419	384,752
Operating Expenses:
Voyage expenses	-	-	17,205	87,392
Vessel expenses	-	-	22,872	102,907
Charter hire expenses	(884)	(5,735)	19,974	108,981
Depreciation and amortization	-	-	17,027	75,261
General and administrative	-	-	6,445	19,032
(Gain)/loss on disposal of vessels	-	-	(12)	1,093
Total Operating Expenses	(884)	(5,735)	83,511	394,666
Income/(loss) from Vessel Operations	-	-	(3,093)	(9,914)
Equity in Income/(loss) of Affiliated Companies	-	-	3,824	17,283
Operating Income/(loss)	-	-	731	7,369
Other Income/(expense)	-	-	(916)	(5,591)
Income/(loss) before Interest Expense and Income Taxes	-	-	(185)	1,778
Interest Expense	-	-	(1,140)	(4,697)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(1,325)	(2,919)
Reorganization Items, net	-	-	5,677	36,356
Income/(loss) before Income Taxes	$-	$-	$(7,002)	$(39,275)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Total Non-Debtors		Eliminations
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$(12)	$(45)	$-	$-
Time and bareboat charter revenues	-	47	-	-
Voyage charter revenues	-	(167)	-	-
	(12)	(165)	-	-
Operating Expenses:
Voyage expenses	(46)	(409)	-	-
Vessel expenses	(185)	1,195	-	-
Charter hire expenses	-	244	-	-
Depreciation and amortization	(69)	(270)	-	-
General and administrative	1,676	8,645	-	-
(Gain)/loss on disposal of vessels	-	(6)	-	-
Total Operating Expenses	1,375	9,399	-	-
Income/(loss) from Vessel Operations	(1,388)	(9,564)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,388)	(9,564)	-	-
Other Income/(expense)	861	5,593	-	-
Income/(loss) before Interest Expense and Income Taxes	(527)	(3,971)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(527)	(3,971)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(527)	$(3,971)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from March 1 - 31, 2013 and November 14, 2012 to March 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	March 1 - 31, 2013	November 14, 2012 - March 31, 2013

Shipping Revenues:

Pool revenues	$17,417	$83,133
Time and bareboat charter revenues	27,885	127,875
Voyage charter revenues	35,105	173,582
	80,407	384,590
Operating Expenses:
Voyage expenses	17,159	86,984
Vessel expenses	22,687	104,102
Charter hire expenses	19,974	109,224
Depreciation and amortization	16,958	74,990
General and administrative	8,121	27,679
(Gain)/loss on disposal of vessels	(12)	1,086
Total Operating Expenses	84,887	404,065
Income/(loss) from Vessel Operations	(4,480)	(19,475)
Equity in Income/(loss) of Affiliated Companies	3,824	17,283
Operating Income/(loss)	(656)	(2,192)
Other Income/(expense)	(56)	3
Income/(loss) before Interest Expense and Income Taxes	(712)	(2,189)
Interest Expense	(1,140)	(4,697)
Income/(loss) before Reorganization Items and Income Taxes	(1,852)	(6,886)
Reorganization Items, net	5,677	36,356
Income/(loss) before Income Taxes	$(7,529)	$(43,242)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 159

Appendix C
Overseas Shipholding Group, Inc.
Unaudited Condensed Consolidating Balance Sheets
As of November 13, 2012 and March 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation		Alcesmar Limited
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$303,019	$3,986	$79,578	$46,300	$38,787	$-	$-	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(1,005)	-	-	2,611	3,145	-	-	1,547	1,476
Other receivables	26,385	26,352	13,363	13,255	746	407	27	27	(1)	(1)	11	(11)
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	11,426	(133)	63	-	-	75	296	18	100	21	68
Total Current Assets	363,738	340,797	16,227	91,892	47,046	39,194	2,713	3,468	18	99	1,579	1,534
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	49,601	-	-	34,822	34,081
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	2,030	-	-	674	544
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	51,631	-	-	35,496	34,624
Investments in Affiliated Companies	38	253	(2,998)	10,864	-	-	-	-	231,376	244,961	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	269,655	180,732	140,950	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,409	339,231	339,233	986,889	986,889	16,336	16,336	259,313	259,313	3,930	3,930
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350	0	0
Post-petition intercompany receivables from non-debtors	-	145	-	2,151	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,561	-	24,209	-	17,584	-	373	-	-	-	1,316
Other Assets	0	0	6	24	237	331	257	231	-	-	53	59
Total Assets	$1,789,319	$1,782,658	$4,057,090	$4,133,188	$2,550,477	$2,560,304	$72,103	$72,040	$495,057	$508,724	$41,358	$41,762

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	18,627	-	148	55	3,786	1,150	956	-	8	44	47
Total Current Liabilities Not Subject to Compromise	8,019	18,627	-	148	55	3,786	1,150	956	-	8	44	47

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	76,367	-	50,912	-	502	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	3,091	-	-	-	801	-	-	-	409
Post-petition intercompany payables to other debtors	-	4,160	-	63,219	-	5,053	-	-	-	990	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	1,808	1,848	-	-	43	13	-	-
Total Liabilities Not Subject to Compromise	8,019	22,787	-	142,825	1,863	61,599	1,150	2,259	43	1,012	44	456

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17	6,818	6,818
Pre-petition intercompany payables to other debtors	29,734	29,814	1,932,666	1,932,748	1,079,806	1,079,806	-	-	39	39	238	238
Other liabilities	2,231,657	2,231,673	509	509	403	1,492	47,270	47,153	-	-	19,950	19,931
Total Liabilities Subject to Compromise	2,274,068	2,274,165	2,478,631	2,403,714	1,189,407	1,140,497	75,397	75,280	56	56	27,006	26,987

Total Liabilities	2,282,087	2,296,952	2,478,631	2,546,539	1,191,270	1,202,097	76,547	77,539	99	1,068	27,050	27,443
Equity:
Total Equity	(492,769)	(514,294)	1,578,459	1,586,650	1,359,207	1,358,207	(4,444)	(5,500)	494,959	507,656	14,308	14,320
Total Liabilities and Equity	$1,789,319	$1,782,658	$4,057,090	$4,133,188	$2,550,477	$2,560,304	$72,103	$72,040	$495,057	$508,724	$41,358	$41,762

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	153	1,575	2,957	4,073	(62)	(62)	2,562	2,716	1,417	1,498	(22)	-
Other receivables	(24)	6	2,741	131	131	131	6	20	14	8	-	-
Inventory	-	-	-	-	-	-	38	-	318	323	-	-
Prepaid expenses and other current assets	21	69	528	433	-	-	388	105	21	61	1,071	-
Total Current Assets	150	1,650	6,226	4,637	69	69	2,995	2,841	1,769	1,890	1,049	-
Vessels and other property, less accumulated depreciation	34,750	34,015	228	-	-	-	51,954	51,062	26,361	25,731	-	-
Deferred drydock expenditures, net	401	287	1,800	-	-	-	1,747	1,568	1,657	1,501	-	-
Total Vessels, Deferred Drydock and Other Property	35,151	34,302	2,028	-	-	-	53,701	52,629	28,018	27,231	-	-
Investments in Affiliated Companies	600	600	-	-	-	-	601	601	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,926	7,926	6,502	6,502	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	-	-	14	14	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	185	-	651	-	-	-	1,772	-	1,507	-	828
Other Assets	67	54	55	-	-	-	(1)	(1)	33	20	-	224
Total Assets	$43,893	$44,717	$14,825	$11,803	$707	$706	$64,121	$64,667	$45,929	$46,757	$1,934	$1,937

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	708	731	116	179	-	-	41	168	374	858	4	4
Total Current Liabilities Not Subject to Compromise	708	731	116	179	-	-	41	168	374	858	4	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	474	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	708	1,205	116	179	-	-	41	168	374	858	4	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,706	7,706	26,898	26,898	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	222	222	2,722	2,722	147	147	3	3	335	335	840	840
Other liabilities	19,950	19,931	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,878	27,858	29,620	29,620	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	28,586	29,063	29,736	29,799	147	147	6,366	6,493	17,787	18,271	844	844
Equity:
Total Equity	15,308	15,654	(14,912)	(17,996)	560	560	57,755	58,174	28,142	28,486	1,090	1,093
Total Liabilities and Equity	$43,893	$44,717	$14,825	$11,803	$707	$706	$64,121	$64,667	$45,929	$46,757	$1,934	$1,937

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	1,981	270	1,489	455	453	2,193	1,001	1,578	1,477	330	330
Other receivables	20	10	(27)	(5)	3,779	3,779	15	366	6	(18)	26	26
Inventory	-	-	484	(0)	-	-	150	-	-	-	-	-
Prepaid expenses and other current assets	23	34	21	68	4,651	4,651	273	333	29	70	31	31
Total Current Assets	1,523	2,025	748	1,553	8,884	8,882	2,631	1,699	1,612	1,529	386	387
Vessels and other property, less accumulated depreciation	35,473	34,762	35,287	34,579	-	-	-	-	35,133	34,408	-	-
Deferred drydock expenditures, net	534	383	395	306	-	-	-	-	762	588	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	35,145	35,682	34,884	-	-	-	-	35,895	34,995	-	-
Investments in Affiliated Companies	600	600	600	600	-	-	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515	4,859	4,859	1,193	1,193
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-	1	1	550	550
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	57	-	394	-	-	-	766	-	1,466	-	-
Other Assets	46	42	(24)	39	-	-	-	-	30	29	-	-
Total Assets	$53,013	$52,705	$52,233	$52,698	$9,523	$9,521	$22,146	$21,980	$42,697	$43,179	$2,130	$2,130

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	928	43	469	52	57	57	478	421	42	95	-	-
Total Current Liabilities Not Subject to Compromise	928	43	469	52	57	57	478	421	42	95	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	347	-	548	-	-	-	-	-	416	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	389	469	599	57	57	478	421	42	511	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009	7,987	7,987	-	-
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-	223	223	1,193	1,193
Other liabilities	19,950	19,931	19,950	19,931	-	-	-	-	19,950	19,931	-	-
Total Liabilities Subject to Compromise	36,564	36,545	37,731	37,712	1,997	1,997	23,009	23,009	28,159	28,140	1,193	1,193

Total Liabilities	37,492	36,934	38,200	38,311	2,053	2,053	23,487	23,430	28,202	28,651	1,193	1,193
Equity:
Total Equity	15,521	15,771	14,033	14,387	7,470	7,468	(1,340)	(1,450)	14,496	14,528	936	937
Total Liabilities and Equity	$53,013	$52,705	$52,233	$52,698	$9,523	$9,521	$22,146	$21,980	$42,697	$43,179	$2,130	$2,130

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation		Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,936	2,207	1,699	4,150	904	931	3,187	2,924	171	171	-	-
Other receivables	2	(5)	(4)	3	-	87	28	18	(53)	(53)	-	-
Inventory	182	445	323	502	433	-	-	-	-	-	-	-
Prepaid expenses and other current assets	23	67	19	71	605	387	96	308	221	221	-	-
Total Current Assets	2,143	2,713	2,037	4,726	1,941	1,405	3,311	3,251	339	339	-	-
Vessels and other property, less accumulated depreciation	35,037	34,313	41,872	41,265	-	-	38,944	38,145	-	-	59,564	60,837
Deferred drydock expenditures, net	726	578	-	-	-	-	1,486	1,410	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	35,762	34,891	41,872	41,265	-	-	40,429	39,554	-	-	59,564	60,837
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	13,184	13,184	16	16	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,689	-	1,021	-	707	-	-	-	-	-	-
Other Assets	(114)	(35)	2	2	(9)	(9)	(37)	7	-	-	-	-
Total Assets	$50,976	$52,441	$43,926	$47,030	$24,241	$24,412	$56,032	$55,140	$1,611	$1,611	$81,926	$83,198

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	571	1,064	63	1,125	59	394	321	609	249	249	-	-
Total Current Liabilities Not Subject to Compromise	571	1,064	63	1,125	59	394	321	609	249	249	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	238
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	85	-	-	-	1,035
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	571	1,064	63	1,125	59	394	321	694	249	249	-	1,273

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	9,783	9,783	7,512	7,512	25,381	25,381	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	261	261	35,276	35,276	365	365	7	7	1,208	1,208	5	5
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,045	10,045	42,788	42,788	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	10,616	11,108	42,851	43,913	25,805	26,140	6,782	7,155	1,457	1,457	81,826	83,098
Equity:
Total Equity	40,360	41,333	1,075	3,117	(1,564)	(1,728)	49,250	47,986	154	154	100	100
Total Liabilities and Equity	$50,976	$52,441	$43,926	$47,030	$24,241	$24,412	$56,032	$55,140	$1,611	$1,611	$81,926	$83,198

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	958	710	-	195	6	205	12	67	67	908	1,290
Other receivables	13	631	(3)	(5)	22	(9)	(9)	4	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	752	301
Prepaid expenses and other current assets	44	-	-	-	47	108	33	104	-	-	3	8
Total Current Assets	753	1,589	707	(5)	264	105	230	119	67	67	1,662	1,599
Vessels and other property, less accumulated depreciation	141	-	-	-	36,005	35,253	37,294	36,517	-	-	-	-
Deferred drydock expenditures, net	65	-	-	-	358	236	306	202	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	206	-	-	-	36,364	35,489	37,600	36,719	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240	30,925	30,925	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	440	-	892	-	950	-	-	-	1,002
Other Assets	105	-	(3)	(4)	-	-	(41)	0	14	14	-	-
Total Assets	$11,345	$11,330	$28,802	$28,528	$62,901	$62,759	$65,032	$65,031	$31,024	$31,024	$20,251	$21,189

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	609	812	279	42	461	459	489	469	-	-	19	559
Total Current Liabilities Not Subject to Compromise	609	812	279	42	461	459	489	469	-	-	19	559

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	726	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(854)	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	1,539	279	42	461	459	489	469	-	-	19	559

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979	-	-	24,230	24,230
Pre-petition intercompany payables to other debtors	341	341	47,640	47,620	17,008	17,008	17,774	17,774	-	-	-	-
Other liabilities	-	-	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	15,771	15,771	48,010	47,990	20,350	20,350	20,753	20,753	-	-	24,230	24,230

Total Liabilities	15,526	17,309	48,289	48,032	20,811	20,809	21,242	21,222	-	-	24,249	24,789
Equity:
Total Equity	(4,181)	(5,980)	(19,488)	(19,504)	42,091	41,950	43,790	43,809	31,024	31,024	(3,998)	(3,600)
Total Liabilities and Equity	$11,345	$11,330	$28,802	$28,528	$62,901	$62,759	$65,032	$65,031	$31,024	$31,024	$20,251	$21,189

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,622	3,354	1,991	1,524	90	0	-	-	758	709	(40)	(40)
Other receivables	11	(12)	-	-	-	-	-	-	4	34	(15)	(4)
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	105	241	346	-	-	-	-	42	134	(60)	-
Total Current Assets	2,667	3,446	2,232	1,870	90	0	-	-	805	877	(115)	(44)
Vessels and other property, less accumulated depreciation	51,896	51,002	-	-	-	-	-	-	56,274	55,398	-	-
Deferred drydock expenditures, net	1,873	1,685	-	-	-	-	-	-	43	32	-	-
Total Vessels, Deferred Drydock and Other Property	53,768	52,688	-	-	-	-	-	-	56,317	55,430	-	-
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,295	-	490	-	96	-	-	-	254	-	-
Other Assets	(58)	(9)	-	-	-	-	-	-	136	126	-	-
Total Assets	$63,377	$64,808	$10,027	$10,155	$522	$527	$-	$-	$61,132	$60,562	$1,481	$1,552

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,329	-	0	-	-	-	-	660	338	-	71
Total Current Liabilities Not Subject to Compromise	102	1,329	-	0	-	-	-	-	660	338	-	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	655	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	493	755	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,329	493	755	-	-	-	-	660	994	-	71

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653	1,337	1,337
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2	-	-
Other liabilities	-	-	-	-	10	10	-	-	36,973	36,818	-	-
Total Liabilities Subject to Compromise	6,330	6,330	11,523	11,523	111	111	-	-	44,628	44,473	1,337	1,337

Total Liabilities	6,431	7,659	12,015	12,277	111	111	-	-	45,288	45,467	1,337	1,408
Equity:
Total Equity	56,946	57,149	(1,989)	(2,123)	410	416	-	-	15,844	15,096	144	144
Total Liabilities and Equity	$63,377	$64,808	$10,027	$10,155	$522	$527	$-	$-	$61,132	$60,562	$1,481	$1,552

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.		DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	634	1,711	548	2,422	448	243	243	1,247	99	581	528
Other receivables	687	691	883	992	44	324	373	424	750	750	865	858
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	176	409	99	479	469	-	-	-	-	(31)	-
Total Current Assets	4,721	1,501	3,003	1,638	2,945	1,242	616	667	1,997	848	1,415	1,386
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106	10,664	10,664	10,543	10,543
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835	2,601	2,601	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,250	-	660	-	1,787	-	-	-	1,078	-	3
Other Assets	(1)	-	(5)	(15)	-	-	51	-	-	-	0	-
Total Assets	$37,873	$36,903	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608	$15,262	$15,192	$11,965	$11,939

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	285	317	-	-	100	189	-	-	-	-	7	31
Total Current Liabilities Not Subject to Compromise	285	317	-	-	100	189	-	-	-	-	7	31

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	317	-	-	100	189	-	-	-	-	7	31

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046	16,475	16,475	12,505	12,505
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835	-	-	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881	16,475	16,475	12,505	12,505

Total Liabilities	28,585	28,618	18,441	18,441	23,773	23,863	1,881	1,881	16,475	16,475	12,512	12,536
Equity:
Total Equity	9,288	8,285	(786)	(1,501)	6,999	6,992	727	727	(1,213)	(1,283)	(547)	(596)
Total Liabilities and Equity	$37,873	$36,903	$17,655	$16,940	$30,772	$30,855	$2,608	$2,608	$15,262	$15,192	$11,965	$11,939

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	3,016	729	-	-	1,427	1,139	1,703	1,558	22	18	287	287
Other receivables	8	1,475	-	-	33	106	73	72	-	-	0	0
Inventory	-	-	-	-	-	-	-	-	-	-	(0)	(0)
Prepaid expenses and other current assets	511	228	-	-	46	135	42	132	335	430	0	0
Total Current Assets	3,534	2,431	-	-	1,506	1,380	1,819	1,764	357	448	288	288
Vessels and other property, less accumulated depreciation	483	-	-	-	23,283	22,815	56,928	56,245	-	-	-	-
Deferred drydock expenditures, net	1,422	-	-	-	1,671	1,517	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	1,905	-	-	-	24,954	24,332	56,928	56,245	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,160	9,160	-	-	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	277	-	-	-	-	-	-
Other Assets	26	13	-	-	85	85	290	161	-	-	-	-
Total Assets	$14,624	$11,604	$-	$-	$33,715	$33,244	$61,419	$60,552	$6,113	$6,203	$7,341	$7,341

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	162	17	-	-	119	111	423	338	2,054	558	995	995
Total Current Liabilities Not Subject to Compromise	162	17	-	-	119	111	423	338	2,054	558	995	995

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	548	-	-	-	-
Post-petition intercompany payables to other debtors	-	89	-	-	-	-	-	170	-	585	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	162	105	-	-	119	111	423	1,055	2,054	1,143	995	995

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,406	26,406	-	-	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	0	0	-	-	7	7	34	34	-	-	-	-
Other liabilities	-	-	-	-	-	(0)	36,973	36,818	-	-	-	-
Total Liabilities Subject to Compromise	26,407	26,407	-	-	32,833	32,833	44,613	44,458	8,117	8,117	5,815	5,815

Total Liabilities	26,569	26,512	-	-	32,952	32,943	45,036	45,513	10,170	9,260	6,810	6,810
Equity:
Total Equity	(11,944)	(14,908)	-	-	763	301	16,383	15,039	(4,058)	(3,056)	531	531
Total Liabilities and Equity	$14,624	$11,604	$-	$-	$33,715	$33,244	$61,419	$60,552	$6,113	$6,203	$7,341	$7,341

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,635	3,217	(303)	(302)	2,991	3,803	2,099	2,208	1,818	1,396	1,564	1,479
Other receivables	7	(9)	0	0	179	160	0	6	25	26	-	123
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	107	370	-	-	90	290	33	97	470	135	242	340
Total Current Assets	2,749	3,578	(302)	(301)	3,261	4,254	2,132	2,312	2,312	1,557	1,806	1,942
Vessels and other property, less accumulated depreciation	38,368	37,306	-	-	105,641	104,233	34,252	33,464	77	246	-	-
Deferred drydock expenditures, net	2,032	1,655	-	-	-	289	1,546	1,678	16	8	-	-
Total Vessels, Deferred Drydock and Other Property	40,401	38,961	-	-	105,641	104,522	35,798	35,142	93	255	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	641	641	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,074	30,074	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486
Pre-petition Intercompany receivables from non-debtors	117	117	-	-	0	0	8	8	9,871	9,871	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	1,424	-	1,038	-	-	-	-
Other Assets	421	471	-	-	380	305	67	39	(185)	(27)	-	-
Total Assets	$65,438	$64,878	$29,772	$29,773	$175,261	$176,483	$57,955	$58,487	$13,551	$13,116	$8,594	$8,730

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	525	332	0	0	239	340	39	387	224	682	-	109
Total Current Liabilities Not Subject to Compromise	525	332	0	0	239	340	39	387	224	682	-	109

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	564	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	913	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	942	-	-	-	-	-	-	-	1,006	-	55
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(1,626)	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	1,274	0	0	239	1,817	39	387	(1,402)	1,688	-	164

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,373	-	-	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511
Pre-petition intercompany payables to other debtors	10	10	-	-	3	3	11,659	11,659	1	1	-	-
Other liabilities	-	-	-	-	69,042	68,752	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,383	11,383	-	-	81,469	81,179	17,158	17,158	21,857	21,857	9,511	9,511

Total Liabilities	11,908	12,657	0	0	81,708	82,995	17,198	17,546	20,455	23,545	9,511	9,675
Equity:
Total Equity	53,530	52,220	29,772	29,773	93,553	93,488	40,757	40,941	(6,905)	(10,430)	(918)	(945)
Total Liabilities and Equity	$65,438	$64,878	$29,772	$29,773	$175,261	$176,483	$57,955	$58,487	$13,551	$13,116	$8,594	$8,730

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	International Seaways, Inc.		Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,877	7,762	2,067	2,176	-	-	-	-	2,143	1,972	1,368	1,464
Other receivables	75	68	21	9	(19)	(19)	-	-	21	(3)	42	14
Inventory	-	-	-	-	-	-	-	-	524	763	216	423
Prepaid expenses and other current assets	917	2,406	29	95	0	0	-	-	240	261	263	68
Total Current Assets	6,869	10,235	2,116	2,280	(19)	(19)	-	-	2,928	2,993	1,889	1,970
Vessels and other property, less accumulated depreciation	-	-	35,721	34,872	-	-	-	-	982	915	35,080	34,556
Deferred drydock expenditures, net	-	-	1,321	1,285	-	-	-	-	164	87	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	37,042	36,158	-	-	-	-	1,146	1,002	35,080	34,556
Investments in Affiliated Companies	-	-	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,356	15,356	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	49	49	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,459	-	-	-	-	-	-	-	1,009
Other Assets	-	-	(34)	(34)	(198)	(85)	-	-	(22)	(22)	(20)	(20)
Total Assets	$22,274	$25,640	$78,326	$79,064	$27,112	$27,226	$10,114	$10,114	$17,441	$17,362	$55,771	$56,337

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	5	178	53	419	56	111	-	-	719	332	99	691
Total Current Liabilities Not Subject to Compromise	5	178	53	419	56	111	-	-	719	332	99	691

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	5,230	-	-	-	47	-	-	-	916	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5	5,407	53	419	56	158	-	-	719	1,248	99	691

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,891	21,891	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	7,825	7,825	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	0	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	29,716	29,716	38,453	38,453	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	29,721	35,124	38,506	38,872	5,614	5,716	8,114	8,114	24,137	24,666	15,304	15,896
Equity:
Total Equity	(7,448)	(9,484)	39,820	40,193	21,498	21,509	2,000	2,000	(6,696)	(7,304)	40,468	40,442
Total Liabilities and Equity	$22,274	$25,640	$78,326	$79,064	$27,112	$27,226	$10,114	$10,114	$17,441	$17,362	$55,771	$56,337

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	1,648	2,668	1,100	812	(352)	410	1,234	0	-	2,926	3,165
Other receivables	-	-	23	30	27	(5)	-	1	12	-	21	53
Inventory	259	303	479	777	206	(0)	52	665	-	-	-	-
Prepaid expenses and other current assets	273	9	27	79	246	181	(9)	65	-	-	86	336
Total Current Assets	3,397	1,960	3,198	1,986	1,290	(176)	454	1,965	12	-	3,032	3,555
Vessels and other property, less accumulated depreciation	-	-	55,430	54,607	199	-	23,904	23,184	-	-	40,698	39,520
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,503	0	-	2,099	1,619
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	54,607	3,521	-	24,386	24,687	0	-	42,797	41,139
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792	11,354	11,354
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	583	-	2,273	-	484	-	-	-	-	-	93
Other Assets	-	-	263	251	(26)	(51)	-	-	13	110	(2)	(2)
Total Assets	$22,868	$22,013	$65,882	$66,109	$13,253	$8,725	$48,847	$50,660	$56,818	$56,903	$57,181	$56,138

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	175	1,398	186	1,021	530	636	1,156	121	186	461	356
Total Current Liabilities Not Subject to Compromise	745	175	1,398	186	1,021	530	636	1,156	121	186	461	356

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	1,159	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,460	-	77	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	60	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	175	1,398	1,481	2,053	530	636	2,615	121	264	461	356

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568	10,471	10,471
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784	16	16
Other liabilities	-	-	41,668	41,740	-	134	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	67,038	26,423	26,557	35,612	35,612	32,351	32,351	10,487	10,487

Total Liabilities	24,557	23,987	68,364	68,520	28,476	27,087	36,248	38,228	32,472	32,615	10,949	10,843
Equity:
Total Equity	(1,689)	(1,974)	(2,482)	(2,411)	(15,223)	(18,362)	12,600	12,432	24,346	24,288	46,232	45,295
Total Liabilities and Equity	$22,868	$22,013	$65,882	$66,109	$13,253	$8,725	$48,847	$50,660	$56,818	$56,903	$57,181	$56,138

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(430)	3,601	-	-	3,112	2,188	-	-	-	-	-	-
Other receivables	86	122	-	-	427	81	-	-	-	-	-	-
Inventory	-	-	-	-	198	245	-	-	-	-	-	-
Prepaid expenses and other current assets	62	300	-	-	36	46	-	-	-	-	-	-
Total Current Assets	(282)	4,024	-	-	3,772	2,561	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	141,583	139,562	-	-	24,600	23,834	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	310	167	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	141,583	139,562	-	-	24,910	24,001	-	-	-	-	-	-
Investments in Affiliated Companies	3,629	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40	40	99	99	40,336	40,336	901	901	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	52	52	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	966	-	12	-	1,894	-	-	-	-	-	-
Other Assets	1,143	1,104	9	-	(216)	40	-	-	-	-	-	-
Total Assets	$146,113	$145,697	$108	$111	$68,802	$68,832	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	424	383	-	-	726	997	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	424	383	-	-	726	997	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	953	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	668	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	424	2,004	-	-	726	997	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	14,674	14,674	7	7	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	44,979	44,979	1	1	30,577	30,577	-	-	146	146	-	-
Other liabilities	87,005	86,639	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146,658	146,291	8	8	31,011	31,011	-	-	146	146	7	7

Total Liabilities	147,081	148,296	8	8	31,738	32,008	-	-	146	146	7	7
Equity:
Total Equity	(968)	(2,598)	100	103	37,064	36,824	953	953	(531)	(531)	53,622	53,622
Total Liabilities and Equity	$146,113	$145,697	$108	$111	$68,802	$68,832	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	1,078	860	-	-	881	1,316	1,553	355	(234)	3,658	-	-
Other receivables	(12)	(13)	-	-	-	400	(5)	(4)	115	107	-	-
Inventory	733	-	-	-	55	651	333	-	-	-	-	-
Prepaid expenses and other current assets	25	71	-	-	24	129	256	30	61	276	-	-
Total Current Assets	1,824	918	-	-	959	2,495	2,137	380	(57)	4,042	-	-
Vessels and other property, less accumulated depreciation	42,284	41,663	34,414	46,204	47,429	46,677	47	-	138,736	136,753	-	-
Deferred drydock expenditures, net	-	-	-	-	-	208	1,379	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,284	41,663	34,414	46,204	47,429	46,884	1,426	-	138,736	136,753	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	3,788	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,615	12,466	12,466	422	422	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2	0	0	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,827	-	-	-	512	-	462	-	1,080	-	-
Other Assets	-	-	-	-	-	-	(41)	(41)	1,197	1,122	-	-
Total Assets	$44,109	$45,407	$34,554	$46,344	$96,023	$97,507	$15,991	$13,269	$144,086	$143,420	$-	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	114	216	-	-	277	589	591	132	325	447	-	-
Total Current Liabilities Not Subject to Compromise	114	216	-	-	277	589	591	132	325	447	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	10,945	-	-	-	-	-	420	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	721	-	-
Post-petition intercompany payables to other debtors	-	-	-	845	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	197	-	-	-	-	-
Total Liabilities Not Subject to Compromise	114	216	-	11,790	277	589	2,127	132	325	1,588	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337	16,128	16,128	-	-
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9	46,972	46,972	15	15
Other liabilities	-	-	-	-	-	-	-	242	84,746	84,390	-	-
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	24,588	147,846	147,490	15	15

Total Liabilities	42,173	42,275	34,454	46,244	74,566	74,878	26,473	24,720	148,171	149,077	15	15
Equity:
Total Equity	1,936	3,132	100	100	21,457	22,629	(10,482)	(11,451)	(4,085)	(5,658)	(15)	(15)
Total Liabilities and Equity	$44,109	$45,407	$34,554	$46,344	$96,023	$97,507	$15,991	$13,269	$144,086	$143,420	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC		OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,100	(324)	(20)	-	(9)	78	34	41	-	-	1,551	30
Other receivables	114	580	-	51	265	266	298	299	-	-	284	251
Inventory	-	878	-	-	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	96	370	9	37	5	42	5	39	-	-	5	43
Total Current Assets	2,310	1,504	(11)	88	261	386	337	379	-	-	2,155	324
Vessels and other property, less accumulated depreciation	79,751	78,290	9,219	8,633	22,021	21,379	18,892	18,301	-	-	29,890	29,148
Deferred drydock expenditures, net	168	-	796	716	1,099	903	1,762	1,302	-	-	746	527
Total Vessels, Deferred Drydock and Other Property	79,920	78,290	10,015	9,348	23,121	22,282	20,653	19,603	-	-	30,636	29,675
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84,867	84,867	24,239	24,239	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	3,001	3,001	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	454	-	2,072	-	2,851	-	3,357	-	-	-	6,527
Other Assets	-	-	-	-	19	(31)	-	-	-	-	17	17
Total Assets	$167,097	$165,116	$37,244	$38,749	$47,801	$49,888	$35,826	$38,174	$124	$124	$62,739	$66,475

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	195	440	1,053	464	126	398	805	-	-	1,084	42
Total Current Liabilities Not Subject to Compromise	102	195	440	1,053	464	126	398	805	-	-	1,084	42

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	195	440	1,053	464	126	398	805	-	-	1,084	42

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,310	10,310	52	52	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	360	360	14,899	14,899	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,670	10,670	14,950	14,950	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	10,772	10,865	15,391	16,003	11,624	11,285	9,349	9,756	124	124	9,867	8,825
Equity:
Total Equity	156,325	154,251	21,853	22,746	36,177	38,602	26,477	28,418	(0)	(0)	52,872	57,649
Total Liabilities and Equity	$167,097	$165,116	$37,244	$38,749	$47,801	$49,888	$35,826	$38,174	$124	$124	$62,739	$66,475

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	1,464	68	27	1,600	83	-	10	-	-	-	-
Other receivables	60	101	276	276	328	300	247	247	-	-	-	-
Inventory	166	241	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	15	40	5	38	5	41	5	41	-	-	-	-
Total Current Assets	2,061	1,846	350	341	2,211	423	252	297	-	-	-	-
Vessels and other property, less accumulated depreciation	31,327	30,604	16,006	15,246	18,995	18,282	21,186	20,367	-	-	-	-
Deferred drydock expenditures, net	703	1,493	1,102	848	1,152	791	1,870	2,279	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	32,030	32,098	17,108	16,094	20,147	19,073	23,056	22,646	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,242	-	3,210	-	6,394	-	2,589	-	-	-	-
Other Assets	(94)	(50)	-	-	(7)	-	-	-	-	-	532	532
Total Assets	$62,405	$97,544	$44,834	$47,021	$40,769	$44,308	$45,584	$47,808	$84	$84	$22,996	$22,996

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	127	474	47	386	73	1	50	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	20	127	474	47	386	73	1	50	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	32,444	-	-	-	-	-	-	-	-	-	6
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	32,571	474	47	386	73	1	50	-	-	(1)	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	10,090	42,642	11,946	11,519	2,312	1,998	6,050	6,098	-	-	6,232	6,239
Equity:
Total Equity	52,314	54,903	32,888	35,502	38,457	42,310	39,535	41,710	84	84	16,764	16,757
Total Liabilities and Equity	$62,405	$97,544	$44,834	$47,021	$40,769	$44,308	$45,584	$47,808	$84	$84	$22,996	$22,996

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$80,957	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-	4	22
Total Current Assets	-	-	-	-	21,847	80,957	-	-	-	-	29	48
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	7,024	6,864
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	602	426
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	7,626	7,290
Investments in Affiliated Companies	-	-	-	-	995	411	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	62,867	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	60,598	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,462,181	$6,887	$6,887	$100	$100	$10,091	$9,773

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	19	-	-	-	-	125	87
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	19	-	-	-	-	125	87

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,355	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	112,401	-	-	-	-	-	1,081
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	16	114,775	-	-	-	-	125	1,168

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-	9,323	9,323
Other liabilities	-	-	-	-	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-	9,355	9,355

Total Liabilities	79	79	-	-	822,086	936,845	6,899	6,899	-	-	9,480	10,523
Equity:
Total Equity	(79)	(79)	459	459	522,721	525,336	(13)	(13)	100	100	611	(750)
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,462,181	$6,887	$6,887	$100	$100	$10,091	$9,773

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC		OSG Endeavor LLC		OSG Endurance LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	3,809	-	-	-	-	-	-
Other receivables	-	-	10	10	63	101	-	-	-	-	23	23
Inventory	-	-	-	-	710	656	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	31	47	325	-	-	-	-	4	31
Total Current Assets	-	-	14	41	6,241	4,890	-	-	-	-	27	54
Vessels and other property, less accumulated depreciation	-	-	30,264	29,918	382,438	377,506	-	-	-	-	32,214	31,844
Deferred drydock expenditures, net	-	-	-	-	-	666	-	-	-	-	-	3
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	29,918	382,438	378,172	-	-	-	-	32,214	31,847
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272	-	-	69	69
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	16,208	-	-	-	-	-	-
Other Assets	0	3	(2)	(1)	0	(38)	-	-	-	-	(30)	(29)
Total Assets	$1,070	$1,073	$32,339	$32,020	$508,278	$518,832	$1,272	$1,272	$-	$-	$32,280	$31,941

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	2	3	140	80	598	653	21	-	-	-	145	81
Total Current Liabilities Not Subject to Compromise	2	3	140	80	598	653	21	-	-	-	145	81

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2	-	1,148	-	5,352	-	36	-	16	-	1,072
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	5	140	1,228	598	6,005	21	36	-	16	145	1,153

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-	111	111	1	1
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508	310	310	15,683	15,683
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508	421	421	15,684	15,684

Total Liabilities	4,579	4,582	17,353	18,441	89,772	95,179	529	544	421	437	15,828	16,837
Equity:
Total Equity	(3,508)	(3,508)	14,986	13,579	418,506	423,653	743	728	(421)	(437)	16,452	15,104
Total Liabilities and Equity	$1,070	$1,073	$32,339	$32,020	$508,278	$518,832	$1,272	$1,272	$-	$-	$32,280	$31,941

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$16	$197	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables	10	10	-	-	-	-	16	16	14	14	13	12
Inventory	-	-	-	-	0	-	-	-	-	-	-	-
Prepaid expenses and other current assets	4	21	-	-	5	18	4	21	4	22	4	21
Total Current Assets	14	31	16	197	5	18	20	37	18	36	17	32
Vessels and other property, less accumulated depreciation	4,238	4,127	-	-	1,478	150	3,802	3,684	6,615	6,464	2,897	2,755
Deferred drydock expenditures, net	1,494	1,106	-	-	-	-	848	706	311	689	1,219	1,223
Total Vessels, Deferred Drydock and Other Property	5,732	5,233	-	-	1,478	150	4,649	4,390	6,926	7,153	4,116	3,978
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,140	3,140	10,251	10,251	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	461	-	-	-	6,015	-	-
Other Assets	9	2	731	377	0	-	(3)	2	0	(1)	(8)	28
Total Assets	$8,895	$8,406	$10,999	$10,825	$2,312	$1,459	$7,124	$6,887	$7,191	$13,450	$4,126	$4,040

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	189	88	-	-	(7)	500	143	83	270	180	134	75
Total Current Liabilities Not Subject to Compromise	189	88	-	-	(7)	500	143	83	270	180	134	75

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,129	-	-	-	-	-	1,120	-	7,638	-	1,599
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	189	1,217	-	-	(7)	500	143	1,203	270	7,818	134	1,675

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	29	29	-	-	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	8,420	8,420	9,457	9,457	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	8,449	8,449	9,457	9,457	3,781	3,781	8,753	8,753	6,940	6,941	7,314	7,314

Total Liabilities	8,638	9,666	9,457	9,457	3,775	4,282	8,896	9,956	7,210	14,759	7,447	8,988
Equity:
Total Equity	257	(1,260)	1,541	1,368	(1,462)	(2,823)	(1,772)	(3,069)	(19)	(1,309)	(3,321)	(4,948)
Total Liabilities and Equity	$8,895	$8,406	$10,999	$10,825	$2,312	$1,459	$7,124	$6,887	$7,191	$13,450	$4,126	$4,040

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$13,060	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	10,331	10,872	-	-	-	-	-	-	-	-
Other receivables	-	-	10,758	5,826	-	-	-	-	-	-	-	-
Inventory	-	-	3,464	4,674	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	1,893	677	-	-	-	-	-	-	-	-
Total Current Assets	-	-	29,948	35,108	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	47,653	45,697	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	2,465	3,189	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	50,118	48,887	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	7,000	-	-	-	-	-	-	606	578
Goodwill	-	-	8,101	8,101	-	-	1,567	1,567	-	-	-	-
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-	-	-	103,806	103,806
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	128,737	128,737	-	-	2,650	2,650	-	-	-	-
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1	-	-	-	-	-	-	-	-	-	-
Other Assets	(9)	(9)	107	118	-	-	-	-	-	-	-	-
Total Assets	$9,485	$9,486	$361,940	$365,690	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,384

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(1)	-	4,100	10,900	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	(1)	-	4,100	10,900	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	494	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	968	-	-	-	-	-	16	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	-	4,100	12,362	-	-	-	-	-	16	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	170,514	170,514	-	-	-	-	111	111	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	176,852	175,905	1,999	1,999	2,650	2,650	311	311	120,341	120,341
Other liabilities	-	-	(11)	279	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	347,355	346,697	1,999	1,999	2,650	2,650	422	422	120,341	120,341

Total Liabilities	10,798	10,799	351,455	359,060	1,999	1,999	2,650	2,650	422	438	120,341	120,341
Equity:
Total Equity	(1,313)	(1,313)	10,485	6,630	1	1	1,567	1,567	(422)	(438)	(15,930)	(15,958)
Total Liabilities and Equity	$9,485	$9,486	$361,940	$365,690	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,384

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG Navigator LLC		OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	5,178	3,298	-	-	-	-	-	-	-	-
Other receivables	18	18	-	668	-	-	-	-	-	-	-	-
Inventory	-	-	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	4	20	781	1,129	-	-	-	-	-	-	-	-
Total Current Assets	21	38	6,311	5,095	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	2,853	2,714	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	587	403	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	3,440	3,117	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19	19	21,479	21,479	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,412	-	-	-	-	-	-	-	-
Other Assets	(4)	(3)	-	-	-	-	-	-	-	-	-	-
Total Assets	$3,476	$3,170	$28,090	$28,287	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	167	74	506	238	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	167	74	506	238	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,112	-	1,001	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	167	1,186	506	1,239	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	30	30	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	6,801	6,801	10,719	10,719	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,831	6,831	37,011	37,011	-	-	8	8	8	8	1	1

Total Liabilities	6,999	8,017	37,517	38,249	-	-	8	8	8	8	1	1
Equity:
Total Equity	(3,523)	(4,847)	(9,427)	(9,963)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$3,476	$3,170	$28,090	$28,287	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC		Overseas Allegiance Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$1,853	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	617	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	3,265	-	-	-	-
Total Current Assets	-	-	-	-	-	-	6,036	5,735	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	11,440	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	11,440	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	193,109	1,163	1,163	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	2,862	-	-	-	-
Other Assets	-	-	-	-	-	-	117	69	-	-	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,267	$1,163	$1,163	$2	$2

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	9,266	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	9,266	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	16	-	-	-	20,209	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	3,157	3,182	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	4	16	-	-	12,970	32,656	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075	2	2
Other liabilities	-	-	-	-	-	-	21,359	17,425	-	-	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	390,705	386,771	1,075	1,075	2	2

Total Liabilities	16	16	205	217	370	370	403,675	419,428	1,075	1,075	2	2
Equity:
Total Equity	(16)	(16)	(140)	(153)	631	631	(190,740)	(205,161)	88	88	0	0
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,267	$1,163	$1,163	$2	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	13	-	-	-	-	-	-	-	-	-	-	-
Other receivables	28	8	21	86	137	137	276	276	289	293	8	12
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	450	893	448	885	-	-	-	-	357	684	-	-
Total Current Assets	492	901	468	971	137	137	276	276	646	977	8	12
Vessels and other property, less accumulated depreciation	274	237	171	134	-	-	-	-	143	108	-	-
Deferred drydock expenditures, net	4	32	606	473	-	-	-	-	2,793	2,547	-	-
Total Vessels, Deferred Drydock and Other Property	279	269	776	607	-	-	-	-	2,936	2,656	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	42,388	42,388	40,291	40,291	311	311	4,465	4,465	35,162	35,162	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	30	30	-	-	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,071	-	-	-	-	-	-	-	-	-	47
Other Assets	2,141	2,026	1,159	1,049	-	-	-	-	601	580	-	-
Total Assets	$45,329	$47,685	$42,695	$42,918	$451	$451	$4,744	$4,744	$39,345	$39,375	$1,157	$1,209

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,193	2,034	1,192	167	(0)	(0)	-	-	990	153	-	-
Total Current Liabilities Not Subject to Compromise	1,193	2,034	1,192	167	(0)	(0)	-	-	990	153	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	278	-	-	-	-	-	221	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	5,875	6,297	-	-
Total Liabilities Not Subject to Compromise	1,193	2,034	1,192	445	(0)	(0)	-	-	6,865	6,671	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	106	106	91	91	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	35,688	35,688	36,030	36,030	300	300	565	565	33,329	33,329	932	932
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	35,794	35,794	36,122	36,122	348	348	565	565	33,425	33,425	932	932

Total Liabilities	36,986	37,828	37,313	36,567	348	348	565	565	40,289	40,096	932	932
Equity:
Total Equity	8,343	9,858	5,382	6,351	103	103	4,179	4,179	(944)	(721)	225	277
Total Liabilities and Equity	$45,329	$47,685	$42,695	$42,918	$451	$451	$4,744	$4,744	$39,345	$39,375	$1,157	$1,209

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	8
Other receivables	307	324	358	188	34	40	211	211	119	193	30	55
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	684	360	684	447	880	-	-	357	684	448	885
Total Current Assets	664	1,008	719	872	482	920	211	211	476	877	477	948
Vessels and other property, less accumulated depreciation	164	124	167	134	345	292	-	-	51	43	244	186
Deferred drydock expenditures, net	2,195	2,015	2,489	2,295	-	95	-	-	209	881	891	697
Total Vessels, Deferred Drydock and Other Property	2,359	2,139	2,656	2,429	345	387	-	-	260	924	1,134	882
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,775	34,432	34,432	14,892	14,892	3,717	3,717	35,303	35,303	39,256	39,256
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-	6,190	6,190	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-	-	-
Other Assets	588	552	921	894	2,138	2,017	-	-	1,189	1,127	1,246	1,181
Total Assets	$39,388	$39,477	$38,730	$38,629	$17,860	$18,219	$3,928	$3,928	$43,418	$44,420	$42,113	$42,267

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,268	412	1,881	798	1,207	187	11	11	1,043	1,056	1,239	202
Total Current Liabilities Not Subject to Compromise	1,268	412	1,881	798	1,207	187	11	11	1,043	1,056	1,239	202

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	272	-	373	-	354	-	5	-	1,252	-	212
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	5,458	5,880	5,016	5,439	-	-	-	-	4,570	4,992	-	-
Total Liabilities Not Subject to Compromise	6,726	6,563	6,897	6,610	1,207	541	11	16	5,613	7,299	1,239	414

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28	95	95	91	91
Pre-petition intercompany payables to other debtors	31,967	31,967	33,285	33,285	8,451	8,451	459	459	36,723	36,723	35,177	35,177
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,062	33,383	33,383	8,549	8,549	488	488	36,818	36,818	35,268	35,268

Total Liabilities	38,788	38,625	40,280	39,993	9,755	9,089	498	503	42,430	44,117	36,507	35,682
Equity:
Total Equity	600	851	(1,551)	(1,364)	8,104	9,130	3,430	3,425	987	303	5,606	6,585
Total Liabilities and Equity	$39,388	$39,477	$38,730	$38,629	$17,860	$18,219	$3,928	$3,928	$43,418	$44,420	$42,113	$42,267

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC		Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	211	198
Other receivables	-	-	211	211	222	222	-	-	-	-	188	172
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	7	-	36	130
Total Current Assets	-	-	211	211	222	222	-	-	7	-	436	501
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	244,259	240,294
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	235	252
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	244,494	240,546
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	432,794	471,451	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	383	383	596	596	10,663	10,663	9	9	370,028	370,028	96,424	96,424
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-	-	11,030
Other Assets	-	-	66	68	-	-	-	-	-	-	88	184
Total Assets	$383	$383	$875	$877	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$348,690

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	18	-	-	-	5	-	3,003	560
Total Current Liabilities Not Subject to Compromise	-	-	-	-	18	-	-	-	5	-	3,003	560

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	29	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	18	29	-	-	5	-	3,003	560

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	31	31	-	-	5,976	5,975	110	110
Pre-petition intercompany payables to other debtors	378	378	940	940	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	378	378	940	940	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	378	378	940	942	6,269	6,279	7	7	6,025	6,021	161,573	159,130
Equity:
Total Equity	4	4	(65)	(65)	4,616	4,606	2	2	1,111,770	1,150,424	179,876	189,561
Total Liabilities and Equity	$383	$383	$875	$877	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$348,690

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	-	-	2	2,457	2,177	1,407	1,908	1,982	2,055	1,168	359
Other receivables	51	30	(30)	93	21	17	10	(12)	-	-	(5)	553
Inventory	-	-	-	-	-	-	421	659	248	698	359	-
Prepaid expenses and other current assets	443	803	358	686	29	97	27	68	282	6	282	272
Total Current Assets	504	833	328	781	2,507	2,291	1,865	2,623	2,512	2,760	1,804	1,184
Vessels and other property, less accumulated depreciation	219	209	9	8	35,337	34,500	24,544	23,930	-	-	-	-
Deferred drydock expenditures, net	-	-	309	209	1,450	1,311	1,497	1,343	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	219	209	318	218	36,787	35,811	26,041	25,273	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,191	-	1,408	-	1,440	-	986	-	-	-	-
Other Assets	3,469	3,366	1,584	1,497	-	-	(40)	(3)	(1)	(7)	(3)	-
Total Assets	$8,387	$10,793	$43,952	$45,625	$78,059	$78,308	$41,675	$42,688	$23,264	$23,504	$23,088	$22,471

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,186	1,872	1,050	183	373	584	67	807	84	542	438	130
Total Current Liabilities Not Subject to Compromise	1,186	1,872	1,050	183	373	584	67	807	84	542	438	130

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	524	-	271
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	4,079	4,501	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	1,872	5,129	4,684	373	584	67	807	84	1,066	438	400

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519	24,168	24,168	25,450	25,450

Total Liabilities	8,052	8,739	34,280	33,836	37,700	37,911	14,586	15,325	24,252	25,235	25,888	25,851
Equity:
Total Equity	334	2,055	9,671	11,789	40,360	40,397	27,089	27,363	(989)	(1,730)	(2,800)	(3,380)
Total Liabilities and Equity	$8,387	$10,793	$43,952	$45,625	$78,059	$78,308	$41,675	$42,688	$23,264	$23,504	$23,088	$22,471

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	70	2,373	1,874	2,779	845	598	259	3,110	3,177	24	15
Other receivables	11	(8)	(7)	(9)	9	9	53	182	21	977	11	17
Inventory	658	(0)	-	-	-	670	192	0	-	-	-	-
Prepaid expenses and other current assets	34	-	29	96	243	201	303	307	75	290	34	103
Total Current Assets	1,122	62	2,395	1,962	3,031	1,725	1,147	748	3,206	4,444	69	134
Vessels and other property, less accumulated depreciation	-	-	37,449	36,680	-	-	269	-	51,807	51,149	35,909	35,076
Deferred drydock expenditures, net	-	-	331	273	-	-	387	-	73	552	1,270	1,387
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	36,953	-	-	656	-	51,879	51,701	37,179	36,463
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	572	-	990	-	1,956	-	-	-	624	-	555
Other Assets	3	-	(33)	115	-	-	(96)	(43)	(23)	(23)	(38)	-
Total Assets	$52,639	$52,148	$79,279	$79,156	$18,845	$19,495	$54,195	$53,194	$65,241	$66,924	$63,163	$63,106

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	21	59	634	367	827	350	257	301	539	247	456
Total Current Liabilities Not Subject to Compromise	431	21	59	634	367	827	350	257	301	539	247	456

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	2,078	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	2,226	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-	-	-
Other Liabilities	-	-	-	-	511	782	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	21	59	634	878	1,609	4,633	2,484	301	2,617	247	456

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	0	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	19,542	57,566	57,566	6,407	6,407	24,919	24,919

Total Liabilities	71,941	71,530	33,236	33,811	20,420	21,152	62,199	60,049	6,707	9,023	25,166	25,375
Equity:
Total Equity	(19,302)	(19,383)	46,044	45,345	(1,576)	(1,657)	(8,004)	(6,856)	58,534	57,901	37,996	37,731
Total Liabilities and Equity	$52,639	$52,148	$79,279	$79,156	$18,845	$19,495	$54,195	$53,194	$65,241	$66,924	$63,163	$63,106

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC		Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	452	2,925	3,601	226	2	364	724	1,537	396	1,417	1,186
Other receivables	445	454	61	(4)	33	22	-	248	(4)	318	16	17
Inventory	-	-	-	-	-	-	486	766	-	(0)	-	-
Prepaid expenses and other current assets	2	5	94	307	30	97	119	133	240	122	47	134
Total Current Assets	513	911	3,080	3,904	289	121	969	1,870	1,773	836	1,480	1,337
Vessels and other property, less accumulated depreciation	34,354	33,559	47,915	47,012	55,715	54,891	47,696	47,041	935	868	22,496	22,037
Deferred drydock expenditures, net	1,392	1,320	1,970	1,759	-	-	-	-	4	-	1,887	1,706
Total Vessels, Deferred Drydock and Other Property	35,746	34,879	49,885	48,771	55,715	54,891	47,696	47,041	938	868	24,384	23,743
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700	5,941	5,941	9,979	9,979
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-	0	0	1	1
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,324	-	757	-	1,538	-	2,748	-	446	-	188
Other Assets	-	-	(33)	(5)	230	219	-	-	10	(50)	66	83
Total Assets	$76,226	$77,081	$62,770	$63,265	$57,583	$58,118	$96,365	$99,359	$8,663	$8,042	$35,909	$35,331

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	652	1,143	260	273	438	544	30	993	45	98	220	214
Total Current Liabilities Not Subject to Compromise	652	1,143	260	273	438	544	30	993	45	98	220	214

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	122	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	422	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	1,143	260	273	438	1,088	30	993	45	98	220	214

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1	11,875	11,875	34,974	34,974
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363	8	8	16	16
Other liabilities	-	-	-	-	41,668	41,732	-	-	-	-	-	0
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	57,190	57,254	74,364	74,364	11,884	11,884	34,990	34,990

Total Liabilities	30,955	31,446	9,212	9,225	57,627	58,341	74,394	75,357	11,929	11,982	35,210	35,204
Equity:
Total Equity	45,271	45,635	53,559	54,040	(44)	(223)	21,971	24,002	(3,266)	(3,940)	699	127
Total Liabilities and Equity	$76,226	$77,081	$62,770	$63,265	$57,583	$58,118	$96,365	$99,359	$8,663	$8,042	$35,909	$35,331

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$10	$4	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,727	1,553	1,549	1,493	2,047	2,177	459	228	1,715	782	19	13
Other receivables	10	33	3	(1)	(16)	(28)	6	47	33	4	-	-
Inventory	-	-	-	-	-	-	-	-	598	620	-	-
Prepaid expenses and other current assets	23	141	240	262	29	97	41	140	220	67	241	608
Total Current Assets	1,770	1,731	1,792	1,755	2,061	2,246	506	415	2,565	1,472	260	621
Vessels and other property, less accumulated depreciation	42,556	41,333	1,040	970	34,297	33,509	21,356	20,907	32,130	31,629	-	-
Deferred drydock expenditures, net	1,389	1,206	(0)	11	1,564	1,899	1,279	1,105	(2)	28	-	-
Total Vessels, Deferred Drydock and Other Property	43,945	42,539	1,040	981	35,861	35,408	22,635	22,012	32,128	31,657	-	-
Investments in Affiliated Companies	-	-	-	-	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	875	875	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,555	10,555	5,840	5,840	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	1,009	-	617	-	2,219	-	-
Other Assets	156	147	15	(59)	(12)	(13)	37	42	-	(40)	-	-
Total Assets	$57,301	$55,847	$8,687	$8,517	$56,046	$56,787	$31,690	$31,191	$54,673	$55,288	$9,116	$9,476

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,282	502	44	67	57	406	743	285	148	517	240	158
Total Current Liabilities Not Subject to Compromise	1,282	502	44	67	57	406	743	285	148	517	240	158

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	742	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	564	-	246	-	-	-	-	-	-	-	454
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,282	1,809	44	313	57	406	743	285	148	517	240	611

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	6,111	6,111	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,866	19,866	12,130	12,130	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	38	38	0	0	9,736	9,736	80	80	7	7	-	-
Other liabilities	37,043	37,008	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	63,058	63,022	12,130	12,130	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	64,340	64,831	12,174	12,443	14,807	15,157	6,592	6,134	17,243	17,612	9,091	9,463
Equity:
Total Equity	(7,038)	(8,984)	(3,487)	(3,927)	41,238	41,630	25,098	25,056	37,429	37,676	24	13
Total Liabilities and Equity	$57,301	$55,847	$8,687	$8,517	$56,046	$56,787	$31,690	$31,191	$54,673	$55,288	$9,116	$9,476

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	12,141	1,692	1,565	-	-	3,339	3,582	-	-	173	390
Other receivables	522	138	26	859	-	-	18	29	-	-	13	630
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	1,381	639	234	-	-	92	308	-	-	344	231
Total Current Assets	16,071	13,660	2,357	2,657	-	-	3,449	3,919	-	-	531	1,250
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	49,734	-	-	1,101	-
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,771	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	51,504	-	-	1,101	-
Investments in Affiliated Companies	2,864	1,350	542	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324	295	295	30,356	30,356
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	583	-	-	-	-	-	944	-	-	-	-
Other Assets	-	-	(20)	(4)	-	-	(6)	(13)	-	-	(35)	(35)
Total Assets	$55,012	$51,670	$15,042	$13,748	$105,125	$105,125	$66,470	$66,678	$295	$295	$31,953	$31,571

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	100	53	250	-	-	326	148	-	-	68	198
Total Current Liabilities Not Subject to Compromise	616	100	53	250	-	-	326	148	-	-	68	198

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,105	-	461	-	-	-	-	-	-	-	1,591
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-	-	-	708	-
Other Liabilities	563	648	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	1,853	686	711	-	-	326	148	-	-	776	1,789

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479	-	-	42,724	42,724
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16	211	211	4,372	4,372
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	21,874	-	-	8,494	8,494	211	211	47,096	47,096

Total Liabilities	59,179	58,875	22,560	22,585	-	-	8,821	8,642	211	211	47,872	48,884
Equity:
Total Equity	(4,167)	(7,205)	(7,518)	(8,837)	105,125	105,125	57,649	58,035	85	85	(15,919)	(17,313)
Total Liabilities and Equity	$55,012	$51,670	$15,042	$13,748	$105,125	$105,125	$66,470	$66,678	$295	$295	$31,953	$31,571

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Troy Product Corporation		Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,574	1,795	-	-	2,869	(667)	-	-	753	591
Other receivables	-	-	-	-	13	13	-	57	-	-	2	402
Inventory	-	-	-	-	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	-	-	243	235	-	-	186	375	-	-	272	380
Total Current Assets	-	-	1,817	2,030	13	13	3,055	(236)	-	-	1,196	1,373
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	58,765	58,765	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	2,993	-	-	-	-
Other Assets	-	-	(9)	(9)	87	87	54	54	-	-	-	-
Total Assets	$58,765	$58,765	$21,448	$21,662	$5,179	$5,179	$10,432	$10,134	$21,117	$21,117	$25,757	$25,934

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	27	26	20	20	764	282	-	-	549	211
Total Current Liabilities Not Subject to Compromise	-	-	27	26	20	20	764	282	-	-	549	211

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	112	-	26	-	-	-	-	-	529
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	500	779	-	-	511	783	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	526	918	20	46	1,275	1,064	-	-	549	740

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	58,345	58,345	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	-	-	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	58,345	58,345	23,604	23,604	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	58,345	58,345	24,131	24,522	2,156	2,182	12,715	12,504	14,490	14,490	26,167	26,358
Equity:
Total Equity	420	420	(2,683)	(2,860)	3,023	2,997	(2,283)	(2,370)	6,627	6,627	(410)	(425)
Total Liabilities and Equity	$58,765	$58,765	$21,448	$21,662	$5,179	$5,179	$10,432	$10,134	$21,117	$21,117	$25,757	$25,934

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$517,460	$-	$-	$398,725	$517,460
Voyage receivables	-	-	168,830	152,928	-	-	168,830	152,928
Other receivables	10	10	70,348	69,244	-	-	70,348	69,244
Inventory	-	-	14,150	15,261	-	-	14,150	15,261
Prepaid expenses and other current assets	-	-	46,596	47,807	-	-	46,596	47,807
Total Current Assets	10	10	698,648	802,699	-	-	698,648	802,699
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,097,632	1	1	3,147,915	3,097,633
Deferred drydock expenditures, net	-	-	73,898	63,800	-	-	73,898	63,800
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,161,432	1	1	3,221,813	3,161,433
Investments in Affiliated Companies	-	-	247,664	264,659	-	-	247,664	264,659
Intangible Assets, less accumulated amortization	-	-	72,413	70,444	-	-	72,413	70,444
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,439,235)	(5,477,872)	(7,116)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	410,605	(359,840)	(375,022)	88,268	35,583
Pre-petition intercompany receivables from debtors	51	51	5,846,820	5,846,016	(5,846,820)	(5,846,016)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	- #	2,233,518	2,233,404	#
Post-petition intercompany receivables from non-debtors	-	-	-	2,295	-	- #	-	2,295	#
Post-petition Intercompany receivables from debtors	-	-	-	286,160	-	(286,160)#	-	-	#
Other Assets	-	-	20,819	20,516	30	30 #	20,849	20,546	#
Total Assets	$61	$61	$18,231,591	$18,578,681	$(11,645,865)	$(11,985,039)	$6,585,726	$6,593,642

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	88,902	62	62 #	73,689	88,964	#
Total Current Liabilities Not Subject to Compromise	0	0	73,627	88,902	62	62	73,689	88,964

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	141,160	-	(141,160)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	16,840	-	-	-	16,840
Post-petition intercompany payables to other debtors	-	-	-	286,160	-	(286,160)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Other Liabilities	-	-	32,839	35,898	-	-	32,839	35,898
Total Liabilities Not Subject to Compromise	0	0	111,923	568,960	62	(427,258)	111,985	141,702

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)#	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	- #	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,846,820	5,846,016	(5,846,820)	(5,846,016)#	-	(0)
Other liabilities	-	-	2,836,368	2,832,769	-	- #	2,836,368	2,832,769
Total Liabilities Subject to Compromise	-	-	11,202,053	11,071,672	(6,206,660)	(6,079,878)	4,995,393	4,991,794

Total Liabilities	0	0	11,313,976	11,640,632	(6,206,598)	(6,507,136)	5,107,378	5,133,496
Equity:
Total Equity	61	61	6,917,615	6,938,049	(5,439,267)	(5,477,903)	1,478,348	1,460,146
Total Liabilities and Equity	$61	$61	$18,231,591	$18,578,681	$(11,645,865)	$(11,985,039)	$6,585,726	$6,593,642

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 159

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and March 31, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013	November 13, 2012	March 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$39,158	$-	$-	$477,973	$556,618
Voyage receivables	2,923	659	-	-	171,753	153,587
Other receivables	10,321	(5,624)	-	-	80,669	63,620
Inventory	-	-	-	-	14,150	15,261
Prepaid expenses and other current assets	40	669	-	-	46,636	48,476
Total Current Assets	92,533	34,861	-	-	791,181	837,562
Vessels and other property, less accumulated depreciation	(12,092)	(11,678)	-	-	3,135,823	3,085,955
Deferred drydock expenditures, net	-	-	-	-	73,898	63,800
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,678)	-	-	3,209,721	3,149,755
Investments in Affiliated Companies	300	300	-	-	247,964	264,959
Intangible Assets, less accumulated amortization	242	235	-	-	72,655	70,679
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	7,116	7,089	-	-	0	0
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(52,067)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	(2,295)	-	-
Post-petition Intercompany receivables from debtors	-	16,840	-	(16,840)	-	-
Other Assets	(271)	(532)	-	-	20,579	20,014
Total Assets	$2,246,773	$2,206,061	$(4,480,811)	$(4,447,147)	$4,351,689	$4,352,558

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	33,781	-	-	93,168	122,745
Total Current Liabilities Not Subject to Compromise	19,478	33,781	-	-	93,168	122,745

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	35,583	(88,268)	(35,583)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(16,840)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,235,699	(2,233,518)	(2,235,699)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Other Liabilities	6,201	4,530	-	-	39,040	40,428
Total Liabilities Not Subject to Compromise	2,347,466	2,309,593	(2,321,786)	(2,288,122)	137,665	163,173

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,836,368	2,832,769
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,836,368	2,832,769

Total Liabilities	2,347,466	2,309,593	(4,480,811)	(4,447,147)	2,974,033	2,995,942
Equity:
Total Equity	(100,693)	(103,532)	-	-	1,377,656	1,356,616
Total Liabilities and Equity	$2,246,773	$2,206,061	$(4,480,811)	$(4,447,147)	$4,351,689	$4,352,558

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 159